    As Filed With the Securities and Exchange Commission on April 30, 1997.
                                                       Registration No. 33-15907
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              ____________________

                       POST-EFFECTIVE AMENDMENT NO. 9 TO
                       REGISTRATION STATEMENT ON FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                              ____________________
A.  Exact name of trust:
    -------------------
    American Association of Homes for the Aging Tax-Free Trust, High Income Series 1

B.  Name of depositor:
    -----------------
    Herbert J. Sims & Co., Inc.

C.  Complete address of depositor's principal executive offices:
    -----------------------------------------------------------
    1221 Post Road East
    Westport, Connecticut 06880

D.  Names and complete address of agents for service:
    ------------------------------------------------
                                         Copy to:
                                         -------
    William B. Sims, President       William P. Scott, Esq.
    Herbert J. Sims & Co., Inc.      Ballard Spahr Andrews &
    1221 Post Road East               Ingersoll
    Westport, CT 06880               1735 Market Street,
                                     51st Floor
                                     Philadelphia, PA  19103-7599

  It is proposed that this filing will become effective (check appropriate box):

  [X]  Immediately upon filing pursuant to paragraph (b)


  [_]  On ________ pursuant to paragraph (b)

  [_]  60 days after filing pursuant to paragraph (a)

  [_]  On __________ pursuant to paragraph (a) (1) of Rule (485)

  [_] This Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment

E.     Title and amount of securities being registered:
       -----------------------------------------------
       4,050 Units of Beneficial Interests of American Association of Homes for the Aging Tax-Free Trust, High Income Series 1.

F.     Proposed maximum aggregate offering price to the public of the securities
       -------------------------------------------------------------------------
       being registered:
       ----------------
       Indefinite.

G.     Amount of filing fee:
       --------------------
       A filing fee in the amount of $1,200 has previously been paid.

H.     Approximate date of proposed public offering:
       --------------------------------------------


    As soon as practicable after the effective date of this Registration Statement.

[_] Check box if it is proposed that this filing will become effective immediately upon filing pursuant to Rule 487.

    THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE IN ACCORDANCE WITH
    SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

          AMERICAN ASSOCIATION OF HOMES FOR THE AGING TAX-FREE TRUST,
                              HIGH INCOME SERIES 1

                             CROSS-REFERENCE SHEET


Pursuant to Regulation C under the Securities Act of 1933 (Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)


                 Form N-8B-2                                                  Form S-6
                 Item Number                                                  Heading in
                 -----------                                                  ----------
                                                                  Prospectus
                                                                  ----------
   I.  Organization and General Information

1.     (a) Name of trust......................................       Prospectus Front Cover

       (b) Title of securities issued.........................       Description of the Trust
                                                                     -- Structure

2.     Name and address of depositor..........................       Trust Administration --
                                                                     The Sponsor

3.     Name and address of trustee............................       Trust Administration --
                                                                     The Trustee

4.     Name and address of each principal
       underwriter............................................       Public Sale of Units --
                                                                     Underwriting Account

5.     State of organization of trust.........................       Description of the Trust
                                                                     -- Structure

6.     Execution and termination of
       trust agreement........................................       Exhibits to Registration
                                                                     Statement

7.     Changes of name........................................                  *

8.     Fiscal year............................................       Rights of Holders --
                                                                     Reports and Records

9.     Litigation.............................................                  *

_______________

*  Inapplicable, answer negative or not required.

II.  General Description of the Trust and Securities of the Trust
     ------------------------------------------------------------

10.      (a) Registered or bearer
             securities......................................        Rights of Holders --
                                                                     Certificates

         (b) Cumulative or distributive
             securities......................................        Rights of Holders --
                                                                     Interest and Principal
                                                                     Distributions; Rights of
                                                                     Holders -- Distribution
                                                                     Elections; Investment
                                                                     Summary -- Distributions.

         (c) Redemption......................................        Redemption

         (d) Conversion, transfer, etc.......................        Rights of Holders  --
                                                                     Certificates

         (e) Periodic payment plan...........................                *

         (f) Voting rights...................................                *

         (g) Notice to security holders......................        Trust Administration --
                                                                     Amendment and Termination
                                                                     of Trust Agreement

         (h) Consents required...............................        Trust Administration --
                                                                     Amendment and Termination
                                                                     of Trust Agreement

         (i) Other provisions................................        Description of the Trust
                                                                     -- Tax Exempt Status of
                                                                     Bonds
11.      Type of securities comprising
         units...............................................        Prospectus Front Cover;
                                                                     Investment Summary --
                                                                     Special Considerations;
                                                                     Description of the Trust
                                                                     -- Industry
                                                                     Concentration;
                                                                     Description of the Trust
                                                                     -- Bonds Comprising Trust

12.  Certain information regarding
     periodic payment certificates...........................                   *


13.  (a)  Load, fees, expenses, etc..........................        Investment Summary --
                                                                     Trustee's Annual Fee;
                                                                     Investment Summary --
                                                                     Evaluator's Fee for Each
                                                                     Evaluation; Investment
                                                                     Summary -- Sponsor's
                                                                     Annual Fee; Investment
                                                                     Summary -- Public
                                                                     Offering Price; Bonds
                                                                     Comprising Trust --
                                                                     When-issued Bonds; Public
                                                                     Sale of Units -- Public
                                                                     Offering Price; Public
                                                                     Sale of Units --
                                                                     Comparison of Public
                                                                     Offering Price, Sponsor's
                                                                     Repurchase Price and
                                                                     Redemption Price; Public
                                                                     Sale of Units -
                                                                     Underwriters and
                                                                     Sponsor's Profits; Trust
                                                                     Expenses and Charges

     (b)  Certain information regard-
          ing periodic payment
          certificates.......................................                 *

     (c)  Certain percentages................................        Investment Summary --
                                                                     Public Offering Price

     (d)  Variation in Offering
          Prices.............................................        Public Sale of Units --
                                                                     Public Distribution

     (e) Certain other fees, etc.
         payable by holders..................................                 *

     (f)  Certain profits receivable
          by depositors, principal
          underwriters, trustee or
          affiliated persons.................................                 *

     (g)  Ratio of annual expenses of
          the Trust to interest income
          of the Trust.......................................        Investment Summary --
                                                                     Financial and Statistical
                                                                     Information


14. Issuance of trust's securities..............   Public Sale of Units --
                                                   Public Distribution;
                                                   Rights of Holders' --
                                                   Certificates

15. Receipt and handling of payments
    from purchasers.............................   Public Sale of Units --
                                                   Public Distribution;
                                                   Public Sale of Units --
                                                   Underwriters' and
                                                   Sponsor's Profits

16. Acquisition and disposition of
    underlying securities.......................   Description of the Trust
                                                   -- Structure; Description
                                                   of the Trust -- Bonds
                                                   Comprising Trust;
                                                   Description of the Trust
                                                   -- Industry
                                                   Concentration; Trust
                                                   Administration --
                                                   Portfolio Supervision

17. Withdrawal or redemption....................   Redemption; Redemption --
                                                   Computation of the
                                                   Redemption Price per
                                                   Unit; Trust
                                                   Administration -- The
                                                   Trustee

18. (a) Receipt, custody and dis-
        position of income......................   Rights of Holders --
                                                   Interest and Principal
                                                   Distributions;
                                                   Description of the Trust
                                                   -- Income and Estimated
                                                   Current Return

    (b) Reinvestment of distribu-
        tions...................................           *

    (c) Reserves or special funds...............           *

    (d) Schedule of distributions...............   Investment Summary --
                                                   Financial and Statistical
                                                   Information

19.     Records, accounts, and reports..........   Rights of Holders --
                                                   Reports and Records;


                                                            Trust Administration --
                                                            Portfolio Supervision

20.      Certain miscellaneous provisions
         of trust agreement

         (a) Amendment...................................   Trust Administration --
                                                            Amendment and Termination
                                                            of Trust Agreement

         (b) Termination.................................   Trust Administration --
                                                            Amendment and Termination
                                                            of the Trust Agreement

         (c) and (d)  Trustee, removal
             and successor...............................   Trust Administration --
                                                            The Trustee

         (e) and (f)  Depositor, removal
          and successor..................................    Trust Administration --
                                                             The Sponsor

21.      Loans to security holders.......................                 *

22.      Limitations on liability........................     Trust Administration --
                                                              The Sponsor; Trust
                                                              Administration -- The
                                                              Trustee; Trust
                                                              Administration -- The
                                                              Evaluator

23.      Bonding arrangements............................                *

24.      Other material provisions of                                    *
         trust agreement.................................

 III.      Organization, Personnel and Affiliated
           Persons of Depositor
           ---------------------------------------

25.      Organization of depositor.......................     Trust Administration --
                                                              The Sponsor

26.      Fees received by depositor......................                 *

27.      Business of depositor...........................     Trust Administration --
                                                              The Sponsor

28.  Certain information as to offi-
     cials and affiliated persons of
     depositor.......................................      Exhibits to Registration
                                                           Statement

29.  Voting securities of depositor..................      Exhibits to Registration
                                                           Statement

30.  Persons controlling depositor...................        Exhibits to Registration
                                                             Statement
31.  Payments by depositor for certain
     services rendered to trust......................                   *

32.  Payments by depositor for certain
     other services rendered to trust.                                  *

33.  Remuneration of employees of
     depositor for certain services
     rendered to trust...............................                   *

34.  Remuneration of other persons
     for certain services rendered
     to trust........................................                   *


IV.  Distribution and Redemption of Securities
     -----------------------------------------

35.  Distribution of trust's securi-
     ties in states..................................         Public Sale of Units --
                                                              Public Distribution
36.  Suspension of sales of trust's
     securities......................................                   *

37.  Revocation of authority to
     distribute......................................                   *

38.  (a)  Method of distribution.....................         Public Sale of Units --
                                                              Public Distribution;
                                                              Exhibits to Registration
                                                              Statement

     (b)  Underwriting agreements....................         Public Sale of Units --
                                                              Public Distribution;
                                                              Exhibits to Registration
                                                              Statement

     (c)  Selling agreements.........................                     *

39. (a)  Organization of principal
         underwriters...................................     Trust Administration --
                                                             The Sponsor; Public Sale
                                                             of Units -- Underwriting
                                                             Account

    (b)  N.A.S.D. membership of
         principal underwriters.........................     Trust Administration --
                                                             The Sponsor; Public Sale
                                                             of Units -- Public
                                                             Distribution

40.  Certain fees received by princi-
     pal underwriters...................................     Independent Auditors'
                                                             Report -- Financial
                                                             Statements; Public Sale
                                                             of Units -- Sponsor's
                                                             Profits; Trust Expenses
                                                             and Charges

41.  (a)  Business of principal
          underwriters..................................     Trust Administration --The Sponsor

     (b)  Branch offices of principal
          underwriters..................................                  *

     (c)  Salesmen of principal
          underwriters..................................                  *

42.  Ownership of trust's securities
     by certain persons.................................                  *

43.  Certain brokerage commissions
     received by principal under-
     writers............................................                  *

44.  (a)  Method of valuation...........................      Public Sale of Units --
                                                              Public Offering Price;
                                                              Public Sale of Units --
                                                              Comparison of Public
                                                              Offering Price and
                                                              Redemption Price;
                                                              Investment Summary --
                                                              Public Offering Price

     (b)  Schedule as to offering
          price.........................................                  *

(c)  Variation in offering price
          to certain persons.............................    Public Sale of Units --
                                                             Public Distribution

45.  Suspension of redemption rights.....................                 *

46.  (a) Redemption valuation............................    Investment Summary --
                                                             Redemption Price Per
                                                             Unit; Redemption --
                                                             Computation of Redemption
                                                             Price Per Unit

     (b)  Schedule as to redemption
          price..........................................    Redemption-Computation of
                                                             Redemption Price Per
                                                             Unit

47.  Maintenance of position in under-
     lying securities....................................                 *

     V.  Information Concerning the Trustee or Custodian
         -----------------------------------------------

48.  Organization and regulation of
     trustee.............................................    Investment Summary; Trust
                                                             Administration -- The
                                                             Trustee

49.  Fees and expenses of trustee........................    Investment Summary --
                                                             Trustee's Annual Fee;
                                                             Trust Expenses and
                                                             Charges

50.  Trustee's lien......................................    Trust Expenses and
                                                             Charges

     VI.  Information Concerning Insurance
          of Holders of Securities
         ---------------------------------

51.  Insurance of holders of trust's
     securities..........................................                 *



VII.  Policy of Registrant
      --------------------

52.  (a) Provisions of trust agree-
          ment with respect to selec-
          tion or elimination of
          underlying securities..........................    Description of the Trust
                                                             -- Bonds Comprising
                                                             Trust; Trust
                                                             Administration --
                                                             Portfolio Supervision

     (b) Transactions involving
           elimination of underlying
           securities....................................                 *

     (c) Policy regarding substitu-
           tion or elimination of
           underlying securities.........................    Trust Administration --
                                                             Portfolio Supervision

     (d)  Fundamental policy not
          otherwise covered..............................                 *

53.  Tax status of trust.................................    Description of The Trust
                                                             -- Tax Exempt Status of
                                                             Bonds; Description of The
                                                             Trust -- Taxes

VIII.  Financial and Statistical Information
       -------------------------------------

54.  Trust's securities during last
     ten years...........................................    Investment Summary --
                                                             Financial and Statistical
                                                             Information

55.  Certain information regarding
     periodic payment certificates.......................                 *

56.  Financial statements (Instruc-
     tion 1(c) to Form S-6)..............................                 *

57.  Certain information regarding
     periodic payment certificates.......................                 *

58.  Certain information regarding
     periodic payment certificates.......................                 *


59.  Financial statement of the
     Trust...............................................    Independent Auditors'
                                                             Report -- Financial
                                                             Statements, Notes and the
                                                             Portfolio

60.  Financial statement of the
     Depositor...........................................    Exhibit to the
                                                             Registration Statement

           AMERICAN ASSOCIATION OF HOMES FOR THE AGING TAX-FREE TRUST

                              HIGH INCOME SERIES 1

                                  4,050 UNITS


AMERICAN ASSOCIATION OF HOMES FOR THE AGING TAX-FREE TRUST, HIGH INCOME SERIES 1 (THE "TRUST") IS A UNIT INVESTMENT TRUST OF WHICH HERBERT J. SIMS & CO., INC. IS THE SPONSOR. THE OBJECTIVE OF THIS TRUST IS TO PROVIDE A HIGH LEVEL OF TAX EXEMPT INTEREST INCOME, THROUGH INVESTMENT IN A FIXED PORTFOLIO CONSISTING PRIMARILY OF LONG TERM STATE, MUNICIPAL AND PUBLIC AUTHORITY DEBT OBLIGATIONS ("BONDS"), THE INTEREST ON WHICH, IN THE OPINION OF BOND COUNSEL, IS, WITH CERTAIN EXCEPTIONS, EXEMPT FROM FEDERAL INCOME TAXES, BUT MAY BE SUBJECT TO STATE AND LOCAL TAXES. CAPITAL GAINS, IF ANY, ARE SUBJECT TO TAX. THE TRUST HAS INVESTED AND INTENDS TO CONTINUE TO INVEST PRIMARILY IN OBLIGATIONS ISSUED ON BEHALF OF MEMBERS OF THE AMERICAN ASSOCIATION OF HOMES AND SERVICES FOR THE AGING, FORMERLY KNOWN AS THE AMERICAN ASSOCIATION OF HOMES FOR THE AGING, TO FINANCE OR REFINANCE HOUSING AND HEALTH CARE FACILITIES FOR THE ELDERLY. THE AMERICAN ASSOCIATION OF HOMES AND SERVICES FOR THE AGING IS A NATIONAL NON-PROFIT ORGANIZATION THAT REPRESENTS NOT-FOR-PROFIT HOMES, HOUSING, HEALTH-RELATED FACILITIES AND COMMUNITY SERVICES FOR THE ELDERLY. AMERICAN ASSOCIATION OF HOMES AND SERVICES FOR THE AGING MEMBERS ARE SPONSORED BY RELIGIOUS, FRATERNAL, LABOR, PRIVATE AND GOVERNMENTAL ORGANIZATIONS. THE AMERICAN ASSOCIATION OF HOMES AND SERVICES FOR THE AGING HAS OVER 4,000 MEMBERS AND IS REPRESENTED IN 48 STATES AS WELL AS IN THE DISTRICT OF COLUMBIA, PUERTO RICO, GUAM AND THE UNITED STATES VIRGIN ISLANDS.

THE VALUE OF THE UNITS OF THE TRUST WILL FLUCTUATE WITH THE VALUE OF THE PORTFOLIO OF UNDERLYING BONDS. MINIMUM PURCHASE: 1 UNIT.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


__________________________________________________________________


HERBERT J. SIMS & CO., INC.


_________________________________________________________________________


PROSPECTUS DATED APRIL 30, 1997
              READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

INVESTMENT SUMMARY AS OF DECEMBER 31, 1996


Date of Deposit                              3/10/88
Principal Amount of Bonds/Per Unit                   $3,105,000
Number of Units-                             4,050
Fractional Undivided Interest In
Trust Represented By Each Unit-              1/4050th

Secondary Market Public Offering Price +             $3,074,234
  Aggregate Bid Price of Bonds in Trust              $   759.06
  Divided by 4,050 Units . . . .
  Plus sales charge of 5.5%
     of Secondary Market Public Offering Price
     (5.82% of net amount
      invested in Bonds)                             $    44.18

  Secondary Market Public Offering
     Price per Unit                                  $   803.24

Redemption and Sponsor's Repurchase                  $   803.24
     Price per Unit

Excess (Deficiency) Secondary Market
     Public Offering Price over Redemption
     and Sponsor's Repurchase Price per Unit         $    44.18
     (Under) Principal Amount of Bonds per Unit      $    36.57
     Minimum Value of Trust                          $1,620,000



 * Units are offered at the Secondary Market Public Offering Price plus accrued interest from the preceding Record Date to, but not including, the date of settlement (normally five Business Days after purchase).

 ** Price will include accrued interest income on the Units to expected date of settlement.

 +   Includes undistributed principal from bonds sold or redeemed.

Minimum Capital Distribution
  No distribution need be made from Capital
  Account if balance in Account is less than $1.00 per Unit outstanding

Trustee
  Chase Manhattan Bank, N.A.
  (New York)

Trustee's Annual Fee
  Monthly plan - $1.05 per $1,000 face amount of underlying Bonds;
  Semi-Annual plan - $.55 per $1,000 of face amount underlying Bonds
  (See Expenses and Charges)

Evaluator
  Herbert J. Sims & Co., Inc. will evaluate the Bonds. (See Public Sale of Units)

Evaluator's Fee For Each Evaluation
  The Evaluator will receive a maximum of $10.00 for each evaluation. (See Trust Expenses and Charges)

Evaluation Time
  As of the close of business of the New York
  Stock Exchange

Mandatory Termination Date
  December 31, 2037

Minimum Value Of Trust
  Trust Agreement may be terminated if value of Trust is less than 40% of the face amount of Bonds underlying each Unit on the initial
  Date of Deposit.

Sponsor
  Herbert J. Sims & Co., Inc.

Sponsor's Annual Fee
  Maximum of 25c per $1,000 face amount
  of underlying Bonds (See Trust Expenses
  and Charges)

Secondary Market Public Offering Price      $803.24

Sales charge as a percentage of the
  Secondary Market Public Offering Price        5.5%
Net amount invested in Bonds per Unit           5.82%


                                         Monthly       Semi-Annual
                                      Distribution    Distribution
                                          Plan            Plan
                                      -------------   -------------

Secondary Market Public Offering
  Price                                  $803.24          $803.24
Accrued Interest per Unit                $ 31.60          $ 31.65
                                         $834.84          $834.89

ESTIMATED CURRENT RETURN:                   7.96%            8.04%

ESTIMATED LONG-TERM YIELD                   9.25%            9.33%

PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED


                                                                                     Monthly Option     Semi-Annual Option
                                                                                     --------------     ------------------
Gross annual interest income (cash)+                                                     $66.68               $66.68
Less estimated annual fees and expenses...............................................     2.71                 2.14
Estimated net annual interest income (cash)...........................................   $63.97               $64.54
Estimated interest distribution.......................................................     5.33                32.27
Estimated daily interest income accrual++.............................................    .1777                .1793
Estimated current return based on Public
   Offering Price+++..................................................................     7.96%                8.04%
Estimated Long-term yield based on Public
   Offering Price+++                                                                       9.25%                9.33%
Record dates .........................................................................  1st of each month  Dec. & June 1
Interest distribution dates .......................................................... 15th of each month  Dec. & June 15





_________________

+   Does not include income accrual from original issue discount bonds.

++ Interest will accrue assuming a year of 360 days, with 12 months consisting of 30 days each.

+++ The estimated current return and long-term yield is higher under the semi-annual option due to lower Trustee's fees and expenses.

                     FINANCIAL AND STATISTICAL INFORMATION


         Selected data for each unit outstanding for the period below:


                                     Net Asset*   Distributions of Interest   Distributions of Principal
Period                    Units        Value          During the Period            During the Period
Ended                  Outstanding    Per Unit           (Per Unit)                   (Per Unit)
--------------------   -----------   ----------   -------------------------   ---------------------------

                                                  Monthly     Semi Annual
                                                  Option      Option
                                                  -------     -----------

December 31, 1996      4,050         $790.72      $63.97        $64.54                   $  0



* Net Asset Value per unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

     OBJECTIVE OF THE TRUST - To provide a high level of tax-exempt income through investment in a fixed portfolio consisting primarily of long-term debt obligations ("Bonds") issued by or on behalf of various states, counties, municipalities and other political subdivisions thereof or issued by certain United States territories or possessions, the interest on which is, in the opinion of bond counsel, with certain exceptions, exempt from federal income taxes, but may be subject to state and local taxes. The Trust has invested and intends to continue to invest primarily in obligations issued on behalf of members of the American Association of Homes and Services for the Aging to finance or refinance the costs of long term care facilities, rental housing for the elderly and continuing care retirement centers. The American Association of Homes and Services for the Aging is not a sponsor of the Trust; however, it does have an arrangement with the Sponsor under which it has agreed to discuss with its members the potential availability of the Trust for financing projects of members. AAHA Development Corporation, a wholly-owned subsidiary of American Association of Homes and Services for the Aging, received from the Sponsor .5% of the principal amount of the Bonds deposited in the Trust upon termination of the initial offering period. There is no assurance that the objective of the Trust will be met because it is subject to the continuing ability of obligors on the Bonds held by the Trust to meet their principal and interest requirements. Furthermore, the market value of the underlying Bonds, and therefore, the value of the Units, will fluctuate with changes in interest rates and other factors.


     TRUST PORTFOLIO (see Trust Portfolio) - The Trust consists of different issues of long-term Bonds issued by or on behalf of various states, counties, municipalities and other political subdivisions thereof or issued by certain United States territories or possessions. Funds for payment of the face amount of each Bond initially deposited in the Trust will be obtained from the income of the specific project financed by such Bond. The issues have fixed final maturity dates ranging from July 1, 1998 through November 1, 2017. None of the Bonds in the Trust have been purchased on a when, as and if issued basis. Approximately 44% of the aggregate face amount of the Bonds initially deposited in the Trust were purchased in excess of par, approximately 9% were purchased at par and approximately 47% were purchased at a discount from par. In addition, approximately 6% of the aggregate face amount of the Bonds initially deposited in the Trust were issued at an "original issue discount" all of which were Zero Coupon Bonds. (See Description of the Trust - Taxes). Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. (See Description of Trust - Original Issue Discount Bonds). No interest on the aggregate par value of the bonds is a specific preference item for purposes of the federal individual and corporate alternate minimum taxes.

     At the time of purchase by the Trust approximately 56% of the aggregate par value of the Bonds were rated A- or better by Fitch Investors Service, Inc. ("Fitch") or by Standard & Poor's ("S&P") or by Moody's Investors Service ("Moody's"), and approximately 94% of the aggregate par value of the Bonds were rated BBB- or better by Fitch or by S&P or Baa-3 or better by Moody's. The balance of the Bonds were rated BB by Fitch or S&P or Ba by Moody's or, if non-rated, had, at the time of purchase, at least comparable credit characteristics in the opinion of the Sponsor. As of December 31, 1996, two Bond issues, representing 40% of the aggregate par value of the Bonds were rated BBB while the balance of the Bonds were non-rated. The Sponsor does not provide ongoing comparable credit quality determinations for Bonds that are non-rated, and no assurance can be given that Bonds which were rated at the time of purchase by the Trust and which are now non-rated, as well as Bonds that were non-rated at the time of purchase, have maintained their credit quality since the time of purchase. See Trust Portfolio.

     Ratings of BB/Ba indicate a quality of less than investment grade, and
Bonds carrying such ratings have speculative elements.   Bonds rated BBB or Baa,
although investment grade, should be considered to have certain speculative characteristics as well. For a discussion of the significance of these ratings, see Description of Bond Ratings. Bonds having ratings below BBB or Baa generally reflect a higher risk than bonds carrying higher ratings because the issuers thereof may be unable to meet their obligations to make timely payments of principal and interest. See Description of the Trust - Special Considerations.

     RISK FACTORS ASSOCIATED WITH LOWER-RATED BONDS AND NON-RATED BONDS-Lower-rated and comparable non-rated Bonds in the Trust (i.e. Bonds which have not been rated by Fitch, S & P or Moody's) tend to offer higher yields than higher rated bonds with the same maturities because the creditworthiness of the obligors on lower rated and comparable non-rated bonds has not been recognized to be as strong as that of other issuers. Lower-rated and comparable non-rated bonds, like other long term, fixed rate bonds, may also be adversely affected by fluctuations in interest rates, unemployment rates, inflation rates and the real growth rate of the economy. Lower rated and comparable non-rated Bonds included in the Trust may be subject to greater market fluctuations and risk of loss of income and principal than are investments in higher rated lower yielding bonds. Such fluctuations affect the value of the Bonds and the Units. Since the market for lower rated and comparable non-rated bonds is not as broad as the market for higher rated bonds, this may result in less flexibility in the disposal, if required, of such lower rated and comparable non-rated Bonds. Although certain dealers maintain a secondary market for certain lower rated and comparable non-rated bonds, there can be no assurance such dealers will continue to do so, or that they will make a secondary market in all lower rated and comparable non-rated bonds. Thus, there may not be an established secondary market for the lower rated and comparable non-rated Bonds in the Trust. The limited market for these Bonds may affect the choice of the particular Bond to be sold for purposes of redemption and the amount actually realized by the Trust upon such sale. Such sale may result in a loss to the Trust.

     The underlying obligors of two Bond issues purchased by the Trust defaulted in payment obligations thereunder. Holders of such Bonds (including the Trust) incurred a substantial loss on one such investment and a significant loss on the other investment. (See Description of the Trust - Special Considerations.)

     SPECIAL CONSIDERATIONS - Investment in the Trust should be made with an understanding that the value of the underlying Bonds may decline with increases in market interest rates. In addition, the Trust is considered to be "concentrated" in obligations issued to provide housing and health care facilities. Substantially all of the Bonds in the Trust are Bonds issued to finance or refinance housing facilities for the elderly or retirement centers containing both housing and health care facilities. (See Description of the Trust - Special Considerations, for a brief summary of certain investment risks pertaining to such obligations.)

     UNDERWRITING - Herbert J. Sims & Co., Inc. has participated as sole underwriter, managing underwriter or a member of an underwriting syndicate from which 71% of the Bonds in the Trust were acquired.


     PUBLIC OFFERING PRICE - The secondary market Public Offering Price (the "Public Offering Price") per Unit is based upon a pro rata share of the aggregate bid price of the Bonds in the Trust plus a sales charge of 5.5% of the Public Offering Price, which is the same as 5.82% of the net amount invested in Bonds per unit. In addition, accrued interest to the expected date of settlement is added to the Public Offering Price. Any profit or loss resulting from the resale of such Units belongs to the Sponsor. Had the Units been available for sale on December 31, 1996, the Public Offering Price per Unit would have been $803.24 plus accrued interest to the expected date of settlement of $31.60 under the monthly distribution plan and $ 31.65 under the semi-annual distribution plan for a total of $834.84 and $834.89, respectively.

     The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See Public Sale of Units.)

     DISTRIBUTIONS - Distributions of principal and interest received by the Trust, less expenses, are made in cash by the Trust either monthly or semi-annually depending upon the distribution plan chosen by the Holder. A purchaser of a Unit will initially receive distributions in accordance with the plan selected by the prior owner of such Unit and may thereafter change the plan as provided under "Rights of Holders - Distribution Elections". Distributions of principal, if any, are made semi-annually on December 15 and June 15 of each year. (See Rights of Holders - Interest and Principal Distributions).

     ESTIMATED CURRENT RETURN AND LONG-TERM YIELD - The estimated current return to Holders on December 31, 1996 under the monthly distribution plan was 7.96% and under the semi-annual distribution plan was 8.04%. Estimated current return is computed by dividing the estimated net annual interest income per Unit (the return per Unit based on approximately $1,000 face amount) by the Public Offering Price per Unit (which includes accrued interest or accrued income from original issue discount Bonds). The estimated long-term yield to Holders on December 31, 1996 under the monthly distribution plan was 9.25% and under the semi-annual distribution plan was 9.33%. The calculation for long-term yield factors in yield to maturity or to an earlier redemption date of the debt obligation as well as amortization of discount or premium to the specified date. Distributed interest income per Unit of the Trust will vary with changes in fees and expenses of the Trust, and with the redemption, maturity, sale or exchange of the Bonds in the Trust, and there is therefore no assurance that the present estimated current return will be realized in the future. In the opinion of counsel to the Sponsor, each Holder will be considered for federal income tax purposes to have received the interest on his or her pro rata portion of each Bond when interest on the Bond is received by the Trust. Bond counsel have rendered their opinions on the dates of issuance of the Bonds that such interest is exempt from federal income taxes under existing law (except in the case of certain corporate Holders, alternative minimum tax and environmental tax and except for certain collateral tax consequences affecting certain Holders). None of the interest on the Bonds is subject to alternative minimum tax as a specific preference item. Interest on the Bonds may be subject to state and local taxes. Capital gains, if any, are subject to tax. (See Description of the Trust - Taxes.)

     MARKET FOR UNITS - The Sponsor, though not obligated to do so, currently maintains and intends to continue to maintain a market for Units based on the aggregate bid side evaluation of the underlying Bonds (See Market for Units). If such market is not maintained a Holder will be able to dispose of his Units through redemption at prices based on the aggregate bid side evaluation of the underlying Bonds (see Redemption).


                            DESCRIPTION OF THE TRUST

STRUCTURE

     This Series (the "Trust") of the American Association of Homes for the Aging Tax-Free Trust is a "unit investment trust" created under New York law on March 10, 1988 (the "Date of Deposit") by a Trust Indenture and Agreement (the "Trust Agreement") dated as of March 8, 1988. The American Association of Homes and Services for the Aging, formerly known as the American Association of Homes for the Aging, is a national non-profit organization formed in 1962 that represents not-for-profit homes, housing, health related facilities and community services for the elderly. Its members are sponsored by religious, fraternal, labor, private and governmental organizations. The American Association of Homes and Services for the Aging is not a sponsor of the Trust; however, it does have an arrangement with the Sponsor under which it has agreed to discuss with its members the potential availability of the Trust for financing projects of members.

     On the Date of Deposit, the Sponsor deposited the underlying Bonds with the Trustee at a price equal to the evaluation of such Bonds on the offering side of the market on such date, as determined by the initial evaluator of the Bonds. Following the deposit, the Trustee delivered a trust receipt evidencing the entire ownership of each Trust to or on the order of the Sponsor. Some of the Bonds so deposited were represented by purchase contracts assigned to the Trustee together with a certified check in the amount necessary to complete the purchase thereof. The holders ("Holders") of Units have the right to have their Units redeemed (see Redemption) at a price based on the aggregate bid side evaluation of the Bonds (the "Redemption Price per Unit") if they cannot be sold in the over-the-counter market which the Sponsor currently maintains and intends to continue to maintain (see Market for Units). The Trust will not continuously offer Units for sale to the public.


     On the Date of Deposit, each Unit represented a fractional undivided interest in the Trust in an amount equal to one divided by the total number of units outstanding. On the Date of Deposit there was 1 Unit for each $1,000 face amount of Bonds initially deposited in the Trust. As of December 31, 1996, no Units had been redeemed. If any Units are redeemed, the face amount of Bonds in the Trust will be reduced, and the fractional undivided interest represented by each remaining Unit in the balance will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Holder (which may include the Sponsor) or until the termination of the Trust Agreement. Units may also be redeemed by the Trustee in the event of a termination of the Trust upon redemption of the underlying Bonds or upon the occurrence of certain events that would, in the opinion of the Sponsor, make the retention of such Bonds detrimental to the interests of Holders. (See Redemption; Trust Administration -Portfolio Supervision; Trust Administration - Amendment and Termination of Trust Agreement).

SPECIAL CONSIDERATIONS

     An investment in Units of the Trust should be made with an understanding of the risks which an investment in fixed rate long-term debt obligations may entail, including the risk that the value of the Bonds and hence of the Units will decline with increases in market interest rates. During the past several years, interest rates have fluctuated widely and thus the value of fixed rate long-term debt obligations generally have fluctuated widely. The Sponsor cannot predict whether such fluctuations will continue in the future.

     At the time of purchase by the Trust approximately 56% of the aggregate par value of the Bonds were rated A- or better by Fitch Investors Service, Inc. ("Fitch") or by Standard & Poor's ("S&P") or by Moody's Investors Service ("Moody's"), and approximately 94% of the aggregate par value of the Bonds were rated BBB- or better by Fitch or by S&P or Baa-3 or better by Moody's. The balance of the Bonds were rated BB by Fitch or S&P or Ba by Moody's or, if non-rated, had, at the time of purchase, at least comparable credit characteristics in the opinion of the Sponsor. As of December 31, 1996, two Bond issues, representing 53% of the aggregate par value of the Bonds, were rated BBB, while the balance of the Bonds were non-rated. The Sponsor does not provide ongoing comparable credit quality determinations for Bonds that are non-rated, and no assurance can be given that Bonds which were rated at the time of purchase by the Trust and which are now non-rated, as well as Bonds that were non-rated at the time of purchase, have maintained their credit quality since the time of purchase. See Trust Portfolio.

     RISK FACTORS ASSOCIATED WITH LOWER RATED AND CERTAIN NON-RATED BONDS.

     Lower rated and comparable non-rated Bonds tend to offer higher yields than higher rated bonds with the same maturities because the creditworthiness of the issuers of lower rated Bonds has not been recognized to be as strong as that of other issuers. Since there is a general perception that there are greater risks associated with the lower-rated Bonds in the Trust, the yields and prices of such Bonds tend to fluctuate more with changes in the perceived quality of the credit of their issuers. Lower rated securities are generally defined as Baa or lower by Moody's or BBB or lower by S&P and BBB or lower by Fitch. In addition, the market value of lower rated and comparable non-rated bonds may fluctuate more than the market value of higher rated bonds since such bonds tend to reflect short-term market developments to a greater extent than higher rated bonds, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental quality of such bonds. The issuers of lower rated bonds possess less creditworthy characteristics than the issuers of higher rated bonds. Lower rated and comparable non-rated bonds may also be directly and adversely affected to a greater extent than higher rated bonds by variables such as interest rates, unemployment rates, inflation rates and real growth in the economy and other changes in the economy's general condition and certain legislative or regulatory proposals. Lower rated bonds can also be expected to have a narrower market then higher rated bonds resulting in less flexibility in the disposal, if required, of such lower rated and comparable non-rated bonds.

     Lower rated and comparable non-rated Bonds included in the Trust are subject to greater market fluctuations and risk of loss of income and principal than are investments in rated lower yielding bonds. Such fluctuations affect the value of the Bonds and the Units. Bonds which are rated BB or Ba indicate a quality of less than investment grade, and Bonds carrying such ratings should be considered to have speculative elements. Bonds rated BBB or Baa, although investment grade, reflect speculative characteristics with respect to capacity to repay interest and principal as well. Most of the Bonds are unrated by any national rating organization and the market for unrated bonds is not as broad as the market for rated bonds, which may result in less flexibility in the disposal, if required, of such non-rated Bonds. The Bonds are typically special obligations of their municipal issuers, but mostly obligations of private entities which in turn may be limited to specified security and revenues. Although certain dealers maintain a secondary market for certain lower rated and non-rated bonds, there can be no assurance such dealers will continue to do so, or that they will make a secondary market in all lower rated or non-rated bonds. Thus, there may not be an established secondary market for the lower rated or non-rated Bonds in the Trust. The limited market for these Bonds may affect the choice of the particular Bond to be sold for purposes of redemption and the amount actually realized by the Trust upon such sale. Such sale may result in a loss to the Trust. See Description of Bond Ratings for a comparison of ratings issued by Fitch, S & P and Moody's.

     Defaulted Bonds
     ---------------

     In 1990, a default occurred with respect to the payment of principal and interest on the Public Facility Board of the City of Hot Springs, Arkansas Revenue Bonds (Heritage Center Project) Series 1985 of which the Trust held $100,000 in principal amount and which were purchased by the Trust at a price in excess of par. Due to the default, the obligor, with the consent of bondholders, was permitted to sell the congregate care facility that was constructed with the bond proceeds from the issue. The Trust received approximately $57,000, representing its pro rata share of proceeds from the sale of the facility as well as an additional distribution, and recognized a loss of approximately $50,000 on its investment.

     The Trust also held $25,000 in principal amount of the Berks County Municipal Authority, Berks County, Pennsylvania, Revenue Bonds, Series 1985 (Adventist Living Centers, Inc. Project). The obligor defaulted with regard to the payment of principal and interest on the bonds and filed a petition in bankruptcy with a view to liquidate its assets, including the health care facility which was financed with the proceeds from the bonds. As a result of the liquidation, the Trust received a distribution in the amount of $18,017, resulting in a realized loss of $9,362 to the Trust. Such bonds were purchased by the Trust at a price in excess of par.

     Investors should carefully review Objective of the Trust and Risk Factors Associated with Lower-Rated Bonds under Investment Summary and Special Considerations under Description of the Trust and consider their ability to assume the risks involved before making an investment in the Trust.

     TAX EXEMPT STATUS OF BONDS.

     In the opinion of bond counsel (which may be counsel to the Trust or the Sponsor) delivered on the date of issuance of each issue of Bonds, interest on the Bonds is excluded from gross income for the purposes of federal income tax under existing law, with certain limitations described under Description of the Trust - Taxes. It is anticipated that many of the Bonds will constitute "qualified 501(c)(3) bonds" under the Internal Revenue Code of 1986, as amended (the "Code"). Interest on "qualified 501(c)(3) bonds" is not a specific preference item for purposes of the federal individual and corporate alternative minimum taxes.

     Exemption of the interest on "private activity bonds" (bonds issued to provide facilities used in the trade or business of private entities) depends on compliance with certain requirements by the private entity obligated to make payments to the issuer for debt service on the bonds. Some requirements must be complied with for the entire term of the bonds, such as limitation on the investment of certain funds and rebate to the United States Treasury of certain arbitrage profits from such investments. Failure to comply with such continuing requirements may result in loss of the tax exempt status of the bonds, retroactive to the date of issue. There can be no assurance that these requirements will be complied with or, in the event of failure to meet such requirements that the trustee for the bondholders would be able to recover sufficient funds to pay the outstanding principal of the bonds or to compensate the bondholders for the loss of tax exemption. In addition, interest on the Bonds may be subject to state and local taxation.

     INDUSTRY CONCENTRATION.

     1.  Background.
         ----------

     Through a combination of demographics, income growth, and changing social practices, the need for facilities for the elderly is growing.

     According to Time (April 6, 1987), during the period from 1970 to 1986, the
                  ----
number of Americans aged 65 and over has increased by 45%, accounting for 12% of the country's population. The 65+ population was estimated by Laventhol & Horwath (quoted in Modern Healthcare, April 24, 1987) to rise by almost 10
                   -----------------
million by the year 2001.

     According to the Employee Benefit Research Institute, almost 50% of American couples retired in 1982 with private employer or government sponsored pension plans. Due in part to increased Social Security payments, better pension benefits and growing financial assets, Laventhol & Horwath (supra) estimates that 30% of elderly households have annual incomes of over $20,000, and Time (supra) reports that almost 25% of the elderly have a median net worth
    ----
between $100,000 and $250,000.

     Changing social and cultural practices are also increasing the need for facilities. Much of the care of the elderly in the past has focused on daughters and daughters-in-law. Today, children and parents are often physically separated, more women are working full-time and the elderly's children are frequently elderly themselves. Several major insurance companies have also recognized the need for policies in this area and are now offering long-term care insurance.

     The increase in the population and income of the elderly and the declining availability of family care has resulted in more demand for facilities providing for the care of the elderly. According to the American Health Care Association, the nationwide occupancy rate for nursing homes has been over 90% for each year for the past decade; and Time (supra) reported in April 1987 that there were
                         ----
also 700 retirement communities providing some form of continuing care for about 200,000 residents. The American Association of Homes and Services for the Aging expects the number of these centers to double by 2000.

     The Trust may have a high degree of concentration in Bonds which have been issued to finance or refinance health care facilities, such as nursing facilities and hospitals (collectively, "Health Care Facilities"), continuing care retirement centers ("Retirement Communities") and rental housing projects and congregate living facilities for the elderly (collectively, "Housing Facilities"), which facilities, in most cases, are owned or operated by charitable or religious entities exempt from federal income tax as organizations described in Section 501(c)(3) of the Code. The Trust may also invest in other types of tax exempt bonds, provided that such bonds have similar risks, maturities, yields and tax status as other Bonds in the Trust and provided that acquisition of such bonds is consistent with the objectives of the Trust. In view of the potential degree of concentration in Bonds issued to finance or refinance Health Care Facilities, Retirement Communities and Housing Facilities, an investment in Units of the Trust should be made with an understanding of the risks which such investments may entail, certain of which are described below.

     2.  GENERAL RISK FACTORS.  BONDS FINANCING HEALTH CARE FACILITIES,
         --------------------
RETIREMENT COMMUNITIES AND HOUSING FACILITIES ARE GENERALLY PAYABLE SOLELY FROM THE REVENUES AND RECEIPTS DERIVED BY THE ISSUER OF SUCH BONDS FROM A LEASE AGREEMENT, LOAN AGREEMENT, OR OTHER REVENUE AGREEMENT BETWEEN THE ISSUER AND THE OWNER OF THE FACILITY. WHILE THE FUTURE ABILITY OF THE OWNER OF THE FACILITY TO MEET ITS OBLIGATIONS UNDER SUCH AN AGREEMENT MAY BE BASED UPON ASSUMPTIONS AND BUSINESS JUDGMENTS WHICH THE OWNER BELIEVES ARE REASONABLE AND APPROPRIATE, AND MAY BE SUPPORTED BY A FINANCIAL FEASIBILITY STUDY, SUCH ABILITY IS SUBJECT TO ECONOMIC AND OTHER CONDITIONS WHICH MAY CHANGE IN THE FUTURE TO AN EXTENT THAT CANNOT BE PREDICTED. THUS, NO ASSURANCE CAN BE GIVEN THAT REVENUES WILL BE REALIZED BY THE FACILITY IN AMOUNTS SUFFICIENT TO PAY THE PRINCIPAL OF AND INTEREST ON THE BONDS AS THEY BECOME DUE, OR IN THE AMOUNTS WHICH MAY HAVE BEEN

FORECASTED IN A FINANCIAL FEASIBILITY STUDY. SUCH BONDS ARE GENERALLY SECURED BY A FIRST MORTGAGE LIEN ON THE FINANCED FACILITY.

     The ability of the Health Care Facilities, Retirement Communities and Housing Facilities financed with proceeds of the Bonds to pay debt service on the Bonds may be adversely affected by a number of factors, including the following:

          (1) In the case of construction projects, delays in the progress of construction, or increases in construction costs which exceed available reserves or contingencies, which may result in a failure to complete the facility in time to generate revenues sufficient to pay debt service on the Bonds becoming due after capitalized interest funds (or other funds available for payment of debt service during construction) have been exhausted;

               (2) Inability to attract a sufficient number of residents or patients to achieve the levels of occupancy needed to provide the revenues required for payment of operating expenses and debt service on the Bonds;

               (3) Competition from similar facilities presently existing and operating in the service area or market area of the facility and competition from similar facilities constructed in the future;

               (4) Unfavorable demographic or economic changes affecting the population of the area from which it is expected that the facility will draw its residents or patients;

               (5) Adoption of new legislation or regulations (or amendments to existing laws or regulations) changing the regulation of such facilities, which may limit the revenues such facilities may charge or may increase the cost of operating such facilities;

               (6) Establishment of or extension of wage, rent or price controls;

               (7) Inability to control expenses during a period of inflation and difficulty in increasing charges and other fees while maintaining the amount and quality of services;

               (8) Relations of the facility with its professional staff and union and non-union employees;

               (9) Changes in the availability and cost of liability insurance including, in the case of Health Care Facilities, malpractice insurance insuring against patient malpractice claims;

               (10) Scarcity in skilled personnel required for proper staffing of a facility;

               (11) Changes in tax, pension, social security or other laws and regulations affecting the provision of health care and other services to the elderly;

               (12) Increases in utility costs due to an energy shortage, unless such increased costs can be fully passed through to patients and residents; and

               (13) Risks normally attending any real estate financing, such as fire or other casualty, condemnation, increases in property taxes, water and sewer rates and other such costs.

          As a result of these uncertainty factors, there can be no assurance that the issuer of the Bonds will receive revenues sufficient to make full and timely payments on the Bonds. In the event of a default by the facility on its obligation to pay the debt service on the Bonds, no assurance can be given that the facility will be able to refinance its obligations and there may be no recourse to any property or funds for payment of the Bonds other than the facility financed by the Bonds. Also, there can be no assurance that the facility can be sold or leased to provide sufficient funds for payment of the Bonds, due to the lower than normal prices which generally are paid in a "distressed sale." In the case of Health Care Facilities and Retirement Communities, such facilities also tend to have special design characteristics and may be subject to restrictions limiting their use; and these factors may limit the number of purchasers and the amount realized from a disposition of the facility. In the event a facility experiences financial difficulties, the rights of creditors (including bondholders) may be limited or stayed by the commencement of bankruptcy, receivership or similar proceedings.

     In 1990, a default occurred with respect to the payment of principal and interest on the Public Facility Board of the City of Hot Springs, Arkansas Revenue Bonds (Heritage Center Project) Series 1985 of which the Trust held $100,000 in principal amount. The bonds were purchased by the Trust at a price in excess of par. Due to the default, the obligor, with the consent of bondholders, was permitted to sell the congregate care facility that was
constructed with the bond proceeds from the issue.    The Trust received
approximately $57,000, representing its pro-rata share of proceeds from the sale of the facility as well as an additional distribution, and recognized a loss of approximately $50,000 on its investment.

     The Trust also held $25,000 in principal amount of the Berks County Municipal Authority, Berks County, Pennsylvania, Revenue Bonds, Series 1985, (Adventist Living Centers, Inc. Project). The obligor defaulted with regard to the payment of principal and interest on the bonds and filed a petition in bankruptcy with a view to liquidate its assets, including the health care facility which was financed with the proceeds from the bonds. As a result of such liquidation, the Trust received

$18,017 and realized a loss of $9,362 on its investment. Such bonds were purchased by the Trust at a price in excess of par.

     The following is a discussion of some of the factors specifically affecting Health Care Facilities, Retirement Communities and Housing Facilities which may have an impact on the Bonds in the Trust.

     3.  HEALTH CARE FACILITIES.
         ----------------------

     a.  Medicare and Medicaid.  Most Health Care Facilities are highly
         ---------------------
dependent upon revenues from reimbursement for patient services under the Medicare and Medicaid programs. Medicare is a federally funded and administered program established under Title XVIII of the federal Social Security Act providing for payments for certain health care services to persons aged 65 and older and to participating Health Care Facilities providing covered services to beneficiaries. Medicaid (or medical assistance) is a health care reimbursement program established under Title XIX of the federal Social Security Act for the indigent which is jointly funded by federal and state appropriations and administered by the states. Medicaid provides for payments to beneficiaries and Health Care Facilities for certain health care services. Medicare and Medicaid beneficiaries comprise a substantial percentage (in some cases substantially all) of the patients in Health Care Facilities. Both Medicare and Medicaid prescribe conditions of participation by Health Care Facilities, including licensure, staffing and accreditation standards.

     In recent years, the cost of the Medicare and Medicaid programs has increased dramatically and substantial revisions have been made in Federal legislation and regulations (and in some cases, state legislation and regulations) affecting the methodology of determining payments to Health Care Facilities under these programs and the amount of funding to be provided from federal and state sources. The ability of a Health Care Facility to meet its obligations for the debt service on Bonds may be adversely affected by any such changes in the Medicare or Medicaid reimbursement programs (or in the interpretation of the regulations under the existing programs), or by any decrease in the governmental appropriations provided to such programs. Such changes may decrease the amount of payments, or delay the receipt of payments by a Health Care Facility, or may change the methodology of determining such payments in a manner which makes certain services or certain methods of operations unprofitable (or less profitable) for the facility. In particular, Congress passed legislation in 1992 to prohibit certain "pooling" transactions among hospitals in various states which increased the amount of federal Medicaid matching funds available to those states. Some states have found techniques to replace the prohibited pooling transactions, but it is not clear whether they will be permitted by Congress for any length of time. In the absence of pooling or of an alternative procedure, Medicaid funds may be substantially reduced over the next several years.

     It is also possible that the Medicaid program will be substantially revised with increased emphasis on serving Medicaid beneficiaries through managed care organizations which may limit the number of Health Care Facilities providing services to Medicaid beneficiaries, and the amount paid by Medicaid for such services. It is also possible that national healthcare reform legislation will include a new mechanism for funding long-term care, which could increase the amount of funds available for reimbursement to nursing homes. It is not possible, however, to predict whether, or in what form, healthcare reform legislation may be enacted by Congress, or the effect such legislation would have on the Health Care Facilities.

     The nature and extent of any other future changes in the Medicare or Medicaid programs, or in state regulation of rates and charges, the impact of such changes on the Health Care Facilities and their ability to adapt successfully to such changes also cannot be determined at this time.

     b.  Private Pay, Commercial Insurance and Blue Cross.  Due to the
         ------------------------------------------------
limitations on Medicare and Medicaid reimbursement, Health Care Facilities generally recover a smaller percentage of the cost of providing services to Medicare and Medicaid patients than they do in the case of patients covered by commercial insurance programs or of patients who pay their own health care bills, where the Health Care Facility can bill its full charges. Most commercial insurance plans reimburse their subscribers or make direct payments to the Health Care Facility for expenses at established charges, subject to certain limitations and deductibles. Patients carrying such coverage are responsible for any deficiency between insurance payments and total charges incurred. Blue Cross insurance is not included in this category of commercial insurance, since Blue Cross generally makes payments to Health Care Facilities on the basis of reasonable cost, subject to certain limitations, or on the basis of diagnosis-related groups.

     Some Health Care Facilities are dependent to a degree on maintaining a certain level of occupancy by private pay patients, since the facility can "shift" some of its costs not recovered from Medicare or Medicaid by raising charges to private pay and to commercial insurance patients. A Health Care Facility which depends on such cost shifting may be adversely affected by economic or demographic changes in its service area reducing the number of private pay and of commercial insurance patients. Cost shifting may also be limited by state regulation, in the event that charges by Health Care Facilities to all patients are regulated.

     c.  Nursing Facilities.  Most patients in nursing facilities are either
         ------------------
Medicaid beneficiaries or private pay. Medicaid nursing facility reimbursement is required under federal law to be reasonable and adequate to meet the needs of efficient providers in accordance with a state plan approved by the United States Department of Health and Human Services ("Health and Human Services"), which on occasion has threatened to suspend federal funding to states not complying with federal regulations. In general, Medicaid plans provide for reimbursement of certain allowable operating costs incurred by the nursing facility, on the basis of a per diem charge approved by the state. Some states have adopted regulations establishing a prospective method of payment, which bases reimbursement on resource utilization groups or other methods of classifying patients according to level of the nursing care, rather than a nursing facility's cost. Per diem charges and allowable costs are often subject to regional or statewide ceilings. Capital costs are usually included by providing for reimbursement of depreciation and interest expense, which may be subject to a maximum cost per bed. Some states have established a formula approach to capital cost reimbursement, based on approved construction costs and interest charges, which are applied to facilities irrespective of their actual costs.

     Medicaid plans often reimburse less than the full cost incurred by the Health Care Facility, which makes it very important for nursing facilities to maintain stringent cost control measures and to maintain a favorable balance in patient mix between Medicaid and private pay patients. The ability of a nursing facility to generate and maintain sufficient revenues for payment of operating expenses and debt service on the Bonds will depend on ability of management to respond to these factors and the general risk factors described above.

     d.   Referral Restrictions.  Federal law and some state laws prohibit the
          ---------------------
solicitation, payment or receipt of any remuneration in exchange for or as an inducement to make a referral of a patient for the provision of goods or services which may be reimbursed, in whole or in part, under the Medicare or Medicaid programs. Health Care Facilities and others, including physicians, are prohibited from engaging in any activity or participating in any joint venture which could be interpreted to involve an inducement for the referral of Medicare or Medicaid beneficiaries. Violation of these laws may lead to criminal and civil penalties, as well as exclusion from the Medicare and Medicaid programs. Legislation has been introduced in Congress which would prohibit referrals of Medicare and Medicaid beneficiaries by physicians to facilities (including hospitals) in which the referring physician or any immediate family member has an ownership or financial interest. Such restrictions currently apply to referrals to providers of home IV therapy and to providers of clinical laboratory services. No assurance can be given as to the effect these or any current or future proposed restrictions, if enacted, would have on the Health Care Facilities.

     e.  Nursing Shortage.  In many parts of the nation, there has been a
         ----------------
shortage of nurses and skilled health technical personnel. Some facilities have successfully mitigated the impact of the nursing shortage by increasing retention through programs designed to improve working conditions and career advancement for nurses. However, some Health Care Facilities have had difficulty in recruiting and retaining sufficient nurses and other personnel to provide staffing at adequate levels. Many have found it necessary to grant significant salary increases to maintain adequate staffing. The shortage of nurses has also led to the growth of employment agencies specializing in providing nurses to Health Care Facilities. Facilities utilizing such agencies have often experienced a significant increase in personnel costs. The increases in salaries for nurses has exceeded the rate of inflation and the increase in reimbursement from third party payors for these costs. Such cost increases can have an adverse effect on the financial condition of Health Care Facilities and shortages in health care personnel necessary to provide adequate staffing may force some Health Care Facilities to curtail services.

     f.  Licensure Requirements.  Health Care Facilities are subject to
         ----------------------
licensure by the state in which such facilities are located. Licensure requirements include minimum standards for the number and qualification of personnel, provision of health care services and health and safety standards relating to the design, equipment and maintenance of the facility. Failure to obtain or maintain a license in accordance with these minimum standards would adversely affect the facility's revenues. Such standards are also subject to change and future changes may require Health Care Facilities to incur increased costs in order to remain in compliance.

     g.  Certificate of Need.  In many states, a certificate of need must be
         -------------------
obtained before a Health Care Facility may be permitted to add new beds or services or to make capital expenditures in excess of certain threshold amounts. Issuance of a certificate of need for new beds for a Health Care Facility is usually based on a demographic model forecasting the need for such beds in the facility's service area. Such bed need formulas regulate the supply of hospital and nursing facility beds and, for existing facilities, may limit future competition. Most states with certificate of need programs have determined that new hospital and nursing facility beds are not needed in most regions within the states. The inability to obtain certificate of need approval, where required, may adversely affect the ability of a hospital or nursing facility to undertake new projects, to make needed improvements or renovations, or to compete successfully with other hospitals or nursing facilities in offering newly developed treatment programs and technology in health care services.

     h.  Rate Regulation.  Several states have adopted, and other states may in
         ---------------
the future adopt, legislation establishing regulatory authority over the rates and charges which may be established by Health Care Facilities for certain groups of patients. Such rate regulation may establish state review over a Health Care Facility's budget, or impose formulas for the establishment or revision of rates and charges.

     4.  RETIREMENT COMMUNITIES.
         ----------------------

     Retirement Community revenues are based on a combination of initial entrance fees payable when a resident enters the facility and monthly service fees which are payable for the term the resident stays in the facility. (Housing for the elderly which is based only on monthly fees or rentals is described below under "Housing Facilities".) Many Retirement Communities include both residential units and nursing facilities on the same premises (or have contracts with nursing facilities to provide nursing care for residents at the Retirement Community). Such Retirement Communities usually agree to provide their residents with a residential unit or, if the resident's health so requires, a nursing facility bed, in either case at the same monthly service fee or at a reduced charge which is less than free-standing nursing facility rates. The term of such "residence and care agreements" may be for a stated number of years or for the remainder of the resident's life. In addition to the general risk factors described above, several factors listed below may have an adverse affect on the operation of Retirement Communities.

     Where a Retirement Community enters into a residence and care agreement with its resident, the cost of providing nursing services will generally exceed the cost of maintaining the resident in a residential unit. The Retirement Community's financial condition would be adversely affected if:

               (a) the Retirement Community is unable to generate and maintain sufficient reserves to cover the added cost of providing nursing care to residents;

               (b) cost of nursing care increases more rapidly than the cost of providing residential care and the Retirement Community is unable to increase monthly service fees to cover increases in the cost of providing nursing care; or

               (c) the residents transferred to the nursing facility reside there for an extended period of time.

     The economic feasibility of a Retirement Community often depends to a certain degree on the rate of turnover of occupancy in the facility. Payment of debt service on the Bonds and establishment of reserves for the costs of nursing care often depends on continued receipt of new entrance fees from new residents. If a substantial number of residents occupy residential units longer than expected, either because such residents live beyond the life expectancy assumed by the owner, or because the number of residents transferring from residential units to the nursing facility is less than expected, the receipt of additional entrance fees and the revenues of the Retirement Community may be adversely affected. Receipt of entrance fees also depends on an effective marketing plan by the Retirement Community. Marketing of units in a Retirement Community may also be adversely affected by adverse conditions in the residential real estate market limiting the ability of prospective residents to sell their homes, if needed to provide the funds for payment of the entrance fee.

     Some newly constructed Retirement Communities have encountered financial difficulties for various reasons, such as inadequate initial occupancy rates and inability to achieve forecasted levels of revenues and expenses. Several states have adopted legislation regulating Retirement Communities, in order to screen applications for new facilities and protect the interests of residents. Such regulation generally includes requirements for: issuance of a certificate of authority prior to construction of a Retirement Community (to screen prospective applicants); standards of disclosure to prospective residents; minimum requirements for residence and care agreements to protect the interests of residents; and maintenance of minimum reserves for payment of debt service and, in some states, reserves for operating expenses. Although designed to protect the interests of residents, such state regulation may increase the cost of development or operation of Retirement Communities and make profitable operation more difficult.

     5.  HOUSING FACILITIES.
         ------------------

     The increase in the elderly population has stimulated the growth of Housing Facilities catering to the special needs of the elderly. In addition to conventional apartments, congregate living facilities have been developed which offer special services for elderly residents. These usually include a central dining hall and kitchen with meal plans as part of the basic rent, special design features in the apartments for the elderly or handicapped, emergency call systems monitored by on-site nursing personnel, organized social and recreational activities and other special services. Congregate living facilities are subject to licensure in some states. Requirements for licensing may include inspections for health and safety as well as requirements for admissions and contracts with residents.

     Housing Facilities generally are dependent on timely completion of construction, successful marketing of rental units, and maintenance of substantial levels of occupancy. Marketing and occupancy may be adversely affected by general economic conditions in the facility's market area, including unemployment rates and inflation, and by other factors affecting the supply of and demand for rental housing units. Management may be unable to increase rentals due to market conditions, rent control or other factors, to levels sufficient to pay debt service on the Bonds and operating expenses. New Housing Facilities are generally not supported by federal subsidies due to limited funding in recent years of the principal federal rental subsidy program (Section 8 of the United States Housing Act of 1937).

                              ____________________


     To the best knowledge of the Sponsor, there is no litigation or administrative proceeding pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time after the date of this Prospectus, litigation or administrative proceedings may be initiated on a variety of grounds with respect to Bonds in the Trust. Such litigation or proceedings may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation or proceedings of such nature can never be entirely predicted, opinions of bond counsel are delivered with respect to each Bond on the date of issuance to the effect that such Bond has been validly issued and that the interest thereon is exempt from federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to Bonds.


     Because certain of the Bonds from time to time may be redeemed or will mature in accordance with their terms or may be sold under certain circumstances described herein, no assurance can be given that the Trust will retain for any length of time its present size and composition (see Redemption). Many of the Bonds may be subject to redemption prior to their stated maturity dates pursuant to optional sinking fund redemption provisions or otherwise. In general, optional redemption provisions are more likely to be exercised when the Bonds are trading at a premium over par than when they are trading at a discount from par. Generally, the Bonds will trade at a premium over par when the market
interest rates fall below the coupon rate on such Bonds.   The percentage of the
face amount of Bonds in the Trust which were acquired by the Trust on the Date of Deposit in excess of par is set forth under Investment Summary. Certain Bonds in the Trust may be subject to sinking fund provisions early in the life of the Trust. Such provisions are designed to redeem a significant portion of an issue gradually over the life of the issue; obligations to be redeemed are generally chosen by lot. Of the eleven issues held by the Trust as of December 31, 1996, eight were valued at amounts that exceeded par. See Trust Portfolio for a listing of the sinking fund and optional redemption provisions with respect to the Bonds.

     The $800,000 of Massachusetts Industrial Finance Agency First Mortgage Revenue Bonds (Brookhaven at Lexington Retirement Community --1988 Issue) (the "Brookhaven Bonds") held by the Trust have been advance-refunded. Under the terms of the refunding, United States Treasury obligations have been deposited with the Trustee for such Bonds, the principal and interest payments on which have been calculated to provide sufficient funds to pay the interest on the Bonds held by the Trust to and including January 1, 1998 and to pay the redemption price on the Bonds on such date. On January 1, 1998, the Brookhaven Bonds will be redeemed at a redemption price of 103% of the principal amount.

BONDS COMPRISING TRUST

     The Bonds in the Trust consist of different issues of debt obligations with fixed final maturity dates. As used herein the term "Bonds" means the long-term debt obligations initially deposited in the Trust and described under Trust Portfolio.

     ORIGINAL ISSUE DISCOUNT BONDS.  Some of the aggregate principal amount of
     ------------------------------
the Bonds in the Trust are original issue discount bonds. The original issue discount, which is generally the difference between the initial purchase price of the Bonds and the face value, is deemed to accrue on a daily basis and the accrued portion will be treated as tax-exempt interest income for federal income tax purposes. On sale or redemption any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain. The current value of an original issue discount bond reflects the present value of its face amount at maturity. The market value tends to increase more slowly in early years and in greater increments as the Bonds approach maturity. Some of the original issue discount bonds in the Trust may be Zero Coupon Bonds. Zero
                                                                          ----
Coupon Bonds do not provide for the payment of any current interest and provide
-------------------------------------------------------------------------------
for payment at maturity at face value unless sooner sold or redeemed. The market
--------------------------------------------------------------------
value of Zero Coupon Bonds is subject to greater fluctuation in response to changes in interest rates. Zero Coupon Bonds generally are subject to redemption at compound accredit value based on par value at maturity. Because the issue is not obligated to make current interest payments, Zero Coupon Bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate, although certain zero coupon housing bonds may be subject to mandatory call provisions.

     GENERAL.  The yields on debt obligations of the type deposited in the Trust
     -------
are dependent on a variety of factors including general money market conditions, general conditions of the municipal bond market, size of a particular offering, and the maturity of the obligations.

     The Trust consists of such Bonds listed under Trust Portfolio as long as they may continue to be held from time to time in the Trust (including certain securities deposited in the Trust in exchange or substitution for any Bonds upon certain refundings) together with accrued and undistributed interest thereon and undistributed and uninvested cash realized from the disposition of Bonds (see Trust Administration -Portfolio Supervision).

     Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bonds.


INCOME AND ESTIMATED CURRENT RETURN AND LONG-TERM YIELD

     The estimated net annual interest income per Unit on December 31, 1996 is set forth under Investment Summary. Net annual interest income per Unit is determined based on $1,000 face amount per Bond after deducting estimated annual fees and expenses. Net annual interest income will change as Bonds are exchanged, redeemed, paid or sold, or as the expenses of the Trust change.

     Normally, interest on the Bonds in the Trust is paid on a semi-annual (or less frequently, annual) basis (see Investment Summary for estimates of the amounts of the monthly and semi-annual income distributions). Because interest on the Bonds is not received by the Trust at a constant rate throughout the year, any income distribution may be more or less than the amount actually received by the Trust representing interest on Bonds in the Trust Portfolio as of the Record Date for such distribution. In order to eliminate fluctuations in income distributions resulting from such variances, the Trustee is required to advance such amounts as may be necessary to provide income distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from interest received on the Bonds. In the event the Trustee has made advances on Bonds which subsequently default, and the interest thereon is not received within 120 days after the due date, such interest shall be deemed uncollectible and the Trustee may reimburse itself for such advances and reduce if necessary the amount of the next ensuing semi-annual or monthly distribution, as appropriate.

     In addition to the Public Offering Price, the price of a Unit includes accrued interest to, but not including, the settlement date of a Unit. Because of the varying interest payment dates of the Bonds, accrued interest at any point in time will be greater than the amount of interest actually received by the Trust and distributed to Holders. Therefore, accrued interest is always added to the value of the Units. If a Holder sells all or a portion of his Units, he will receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Holder redeems all or a portion of his Units, the Redemption Price per Unit will include accrued interest on the Bonds.

     Interest on the Bonds in the Trust, less estimated fees of the Trustee and Sponsor and certain other expenses, is expected to accrue at the daily rate (based on a 360-day year) shown under Investment Summary.

     The Units of the Trust are offered to investors on a "dollar price" basis whereby the rate of return on an investment in the Units is stated in terms of estimated current return, which is computed as set forth under Investment Summary. The use of "current return" should be contrasted with the "long-term yield" whereby the price of a debt obligation is expressed as a percentage which is the yield to maturity or to an earlier redemption date of the debt obligation and takes into account not only the interest payable on the debt obligation but also the amortization of discount or premium to the specified date. If the Public Offering Price of the Units is less than $1,000, the yield to maturity generally will be greater than the current return; if the Public Offering Price of the Units is greater than $1,000, the yield to maturity generally will be less than the current return; however, yields to maturity may be affected in the event the Trust contains original issue discount or zero coupon Bonds.


     The estimated current return and long term yield on December 31, 1996 is set forth under Investment Summary. The Public Offering Price will vary in accordance with fluctuations in the prices of the Bonds.

TAXES

          Interest to be received by holders of the Bonds was, as of the date of their issuance, generally exempt from federal income taxation under the Internal Revenue Code of 1954, as amended, or, if applicable, the Code, in the opinion of bond counsel to the respective issuers. Neither the Sponsor nor its counsel has
                                         ---------------------------------------
made any review of the proceedings relating to the issuance of the Bonds or the
-------------------------------------------------------------------------------
bases for bond counsels' opinions.
---------------------------------

          The opinions of bond counsel indicate that it is possible for interest on certain Bonds to become taxable. For example, interest on "private activity bonds" (including "qualified 501(c)(3) bonds") may become subject to federal income taxation if certain requirements of the Code and the Treasury regulations regarding investment of bond proceeds, arbitrage and rebates are not satisfied. Interest on such Bonds may therefore become subject to federal income taxation as a result of events occurring after the date of issue of such Bonds.

          In the opinion of Ballard Spahr Andrews & Ingersoll, special counsel to the Sponsor, under existing law:

          (1) The Trust is not an association taxable as a corporation for federal income tax purposes and interest on the underlying Bonds which would be exempt from federal income taxation if paid directly to a Holder will, to the same extent, be exempt from federal income taxation when received by the Trust and when received by such Holder.

          (2) Each Holder will be considered the owner of a pro rata portion of the Trust under the grantor trust rules of Sections 671 through 679 of the Code. Each Holder will be considered to have received his pro rata share of Bond interest when it is received by the Trust. In addition, each Holder will have a taxable event when the Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Holder redeems or sells his Units. In determining the amount of gain or loss upon such an event, (a) the total tax cost of each Unit of the Trust to a Holder is allocated among each of the Bonds held in the Trust (in proportion to the fair market values thereof on the date the Holder purchased his Units) in order to determine his per-Unit tax cost for each Bond, and (b) the tax cost reduction requirements of the Code relating to amortization of bond premium will apply separately to the per-Unit tax cost of each Bond. In particular if the tax cost of a Bond exceeds the amount payable at maturity, such excess will be treated as non-deductible bond premium and will be amortized as a reduction in the tax cost of such Bond over the period in which such Bond is held by the Trust. Because such amortization of bond premium will reduce the per-Unit tax cost of the Bond, a Holder under some circumstances may realize taxable gain when his Units are sold or redeemed for an amount equal to or less than his original cost.

          (3) When a contract to acquire Bonds is settled after the Holder's settlement date for a Unit, the Holder's proportionate share of the interest accrued on the Bonds on the Bonds' settlement date will exceed the portion of the purchase price that was allocable to interest accrued on the Unit settlement date. A Holder will not be subject to federal income tax when his proportionate share of the Bond interest which accrues prior to or during the period between the Unit settlement date and the Bonds' settlement date is received by the Trust or when it is distributed to him.

          A Bond will have "original issue discount" if and to the extent the sum of all payments provided by its terms (other than any payments of "qualified stated interest", i.e., stated interest that is unconditionally payable at least
                  ----
annually at a single fixed rate) exceeds its issue price. Original issue discount on Bonds is treated as an addition to the tax cost of a Bond as it accrues. If a Bond is purchased on the market for a price that is less than its "revised issue price" (issue price plus accrued original issue discount, if any), the difference will be treated as market discount and will be neither currently included in taxable income nor accrued as an addition to the tax cost of the Bond. On the other hand if the purchase price of a Bond issued after September 3, 1982 exceeds its "adjusted issue price" (issue price plus accrued original issue discount (if any), less any payment made prior to the purchase date other than as payment of "qualified stated interest") (but is less than or equal to the sum of all amounts payable on the Bond after the purchase date other than payments of "qualified stated interest"), the excess will be treated as "acquisition premium" and amortized as a reduction in the amount of accruable original issue discount. If the purchase price of a Bond exceeds the sum of all amounts payable on the Bond after the purchase date other than payments of "qualified stated interest", the excess will be treated as bond premium and amortized as a reduction in the tax cost of the Bond (see discussion above) and no original issue discount on the Bonds will be accrued.

          For federal income tax purposes, any amounts received by the Trust upon the disposition of a Bond that are attributable to market discount or unaccrued original issue discount will be included in the measure of the taxable gain. Thus, when a Bond is disposed of by the Trust the taxable gain or loss, if any, will be determined by the difference between (i) the amounts received and (ii) the Holder's tax cost of the Bond (a) reduced by the amount of amortized bond premium or (b) increased by the amount of accrued original issue discount (less the amount of amortized acquisition premium in the case of a Bond issued after September 3, 1982). Any taxable gain recognized by a Holder that acquired its Units after April 30, 1993, will be treated as ordinary income to the extent of the accrued market discount on such Bond with respect to the Holder.

          Any original issue discount on Bonds issued after September 3, 1982 is accrued for federal income tax purposes using a constant (compound) interest method. Original issue discount on other Bonds is accrued using a straight-line method. Except as may otherwise be permitted under Treasury regulations, any bond premium on Bonds issued after September 27, 1985 must be amortized for federal income tax purposes using a constant (compound) yield method.

          Interest on bonds exempt from regular federal income tax may, in two circumstances, be subject to alternative minimum tax. First, interest on "specified private activity bonds" (which do not include "qualified 501(c)(3) bonds") issued after August 7, 1986 will generally constitute a specific item of tax preference for both corporate and non-corporate taxpayers. Because none of the Bonds held by the Trust are "specified private activity bonds", none of the interest paid or accrued on the Bonds constitutes a specific item of tax preference. Second, interest on all Bonds held by the Trust, regardless of the date of issue, must be taken into account by corporate taxpayers in determining their adjusted current earnings adjustment. Alternative minimum tax is imposed at a maximum rate of 28 percent in the case of non-corporate taxpayers (and at the rate of 20 percent in the case of corporate taxpayers).


          All Holders required to file a federal income tax return will be required to report their pro rata share of Bond interest received or accrued by the Trust on their returns, regardless of whether such Holders are subject to alternative minimum tax. Under proposed Treasury regulations (which will generally not apply to Units acquired before their adoption as final Treasury regulations), a Holder's pro rata share of interest received or accured by the Trust for any Bond will be reduced for all federal income tax purposes by any amortized bond premium allocable to the period with respect to which the Bond interest has accrued.

          Interest on indebtedness which is incurred to purchase or carry obligations bearing tax-exempt interest is not deductible for federal income tax purposes. Therefore, Holders may not deduct interest on indebtedness incurred or continued to purchase or carry Units for regular federal income tax purposes but may (in the case of corporate taxpayers) deduct such interest for alternative minimum tax purposes in determining their adjusted current earnings adjustment. Under rules adopted by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Investors should consult their tax advisors regarding the application of these rules for their purchase of Units.

          An individual Holder receiving Social Security or Railroad Retirement benefits will be required to include his pro rata share of Bond interest in "modified adjusted gross income" for purposes of determining whether such benefits are subject to federal income taxation. In addition, the receipt of interest on Bonds may result in collateral federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, "S corporations," and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their tax advisors as to the relationship of the foregoing tax consequences to their particular situations.

          A non-corporate Holder may not deduct any expenses incurred by the Trust that are allocable to tax-exempt interest that would otherwise be allowable as a deduction under Section 212 of the Code. A non-corporate Holder thus may have to report a higher amount of tax-exempt interest for federal income tax purposes than that which such Holder actually receives from the Trust. In addition, expenses incurred by the Trust that are allocable to amounts received by the Trust subject to federal income taxation, such as capital gains, may not be allowable to non-corporate Holders because of the limitations imposed on the Code or the deductibility of "miscellaneous itemized deductions" and of "itemized deductions" generally. In such instances, a Holder could recognize taxable income without a corresponding deduction. Prospective investors are urged to consult their tax advisors regarding this issue.

          From time to time proposals have been introduced before Congress the purpose of which is to restrict further or to eliminate the federal income tax exemption for interest on debt obligations similar to the Bonds, and it can be expected that similar proposals may be introduced in the future. The Trust cannot predict what additional legislation, if any, in respect to the tax status of interest on debt obligations may be proposed by the present or future Administrations or by members of Congress, nor can it predict which proposals, if any, might be enacted or what effect any legislation, if enacted, could have on any Bonds held by the Trust or the Trust's ability to achieve its objective.

          Investors should also note that any exemption of interest on Bonds (including accrued original issue discount) from federal income taxation does not necessarily result in exemption under any other federal tax law or under the income or other tax laws of any state, city or other local taxing authority.
The laws of the several states vary with respect to the taxation of such obligations, and investors are advised to consult their tax advisors as to the tax consequences of owning Units under state and local tax laws.

                              PUBLIC SALE OF UNITS


PUBLIC OFFERING PRICE

     The Public Offering Price per Unit is based upon a pro rata share of the aggregate bid price of the Bonds in the Trust plus a sales charge of 5.5% of the Public Offering Price, which is the same as 5.82% of the net amount invested in Bonds per Unit. Any profit or loss resulting from the resale of such Units will belong to the Sponsor. A proportionate share of accrued and undistributed interest on the Bonds to the date of delivery of the Units to the purchaser is added to the Public Offering Price. The Public Offering Price on the date of this Prospectus or on any subsequent date will vary from the Public Offering Price on December 31, 1996 (set forth under Investment Summary) in accordance with fluctuations in the aggregate bid side evaluation of the underlying Bonds.

COMPARISON OF PUBLIC OFFERING PRICE, SPONSOR'S REPURCHASE PRICE AND REDEMPTION PRICE

     On December 31, 1996 the Public Offering Price per Unit (which included the 5.5% sales charge) exceeded the Redemption Price per Unit and the Sponsor's Repurchase Price per Unit (each on the bid side evaluation thereof - see Redemption) by the amounts set forth under Investment Summary.

PUBLIC DISTRIBUTION

     Units which may be acquired in the secondary market (see Market for Units) may be offered directly to the public by this Prospectus at the Public Offering Price next determined in the manner provided above.

     The Sponsor, a member of the National Association of Securities Dealers, Inc., initially qualified the Units for sale in many states and has continued to maintain such qualifications or registrations in some of such jurisdictions.
The Sponsor intends to continue to qualify or register Units of the Trust for sale in the jurisdictions where such qualification or registration is deemed necessary by it. Sales to dealers, if any, will initially be made at prices which represent a concession of $30.00 per Unit, but the Sponsor reserves the right to change the amount of the concession to dealers from time to time.

SPONSOR'S PROFITS

     The Sponsor will receive a gross commission on all Units sold in the secondary market equal to the 5.5% sales charge on each transaction, which is the same as 5.82% of the net amount invested in Bonds per unit (see Public Offering Price). In addition, in maintaining a market for the Units (see Market for Units), the Sponsor will also realize profits or sustain losses in the amount of any difference between the prices at which it buys Units (based on the bid side evaluation of the Bonds) and the prices at which it resells such Units (which include the sales charge of 5.5%) or the prices at which it redeems such Units (based on the bid side evaluation of the Bonds), as the case may be. Cash, if any, made available by buyers of Units to the Sponsor prior to the settlement date for purchases of Units may be used in the Sponsor's business subject to the limitations of Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsor.


                                MARKET FOR UNITS

     While the Sponsor is not obligated to do so, it currently maintains and intends to continue to maintain a market for Units of the Trust and continuously to offer to purchase Units of the Trust at prices, subject to change at any time, which will be computed on each Business Day as of the Evaluation Time on the basis of the bid side of the market, taking into account the same factors referred to in determining the bid side evaluation of Bonds for purposes of redemption (see Redemption). The price offered by the Sponsor for the purchase of Units shall be an amount not less than the Redemption Price per Unit, based on the aggregate bid side evaluation of the Bonds in the Trust on the date on which the Units are tendered for redemption (see Redemption). Holders who wish to dispose of their Units should inquire of the Trustee or their bank or broker as to current market prices in order to determine whether there exists any price in excess of the Redemption Price per Unit. Business Day shall mean any weekday except for the following legal bank holidays: New Year's Day, Martin Luther King's Day, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day and any other day on which banks are authorized by law or executive order to be closed.

     The Sponsor may redeem any Units it has purchased in the secondary market if it determines it is undesirable to continue to hold such Units in its inventory. Factors which the Sponsor will consider in making such a determination will include the number of units of all series of all unit investment trusts which it holds in its inventory, the salability of such units and its estimate of the time required to sell such units and general market conditions. For a description of certain consequences of such redemption for remaining Holders, see Redemption.


                                   REDEMPTION

  Units may be submitted for redemption at the office of the Sponsor by tendering Certificates and payment of any relevant tax, without any other fee. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. Holders must sign exactly as their names appear on the face of the Certificate with the signature guaranteed by an eligible guarantor institution meeting the requirements of the Trustee, which include participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

     On the seventh calendar day following such tender (or if the seventh calendar day is not a Business Day on the first Business Day prior thereto), the Holder will be entitled to receive in cash an amount per Unit equal to the Redemption Price per Unit (see below) as determined as of the Evaluation Time next following such tender. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor will repurchase any Units tendered for redemption no later than the close of business on the second Business Day following the tender (see Market for Units).

     The Trustee is empowered to sell Bonds in order to make funds available for redemption. The Bonds to be sold will be selected from a list supplied by the Sponsor. Bonds will be chosen for this list by the Sponsor on the basis of such market and credit factors as it may determine are in the best interests of the Trust. Provision is made under the Indenture for the Sponsor to specify minimum face amounts in which blocks of Bonds are to be sold in order to obtain the best price for the Trust.

     To the extent that Bonds are sold, the size and diversity of the Trust will be reduced. Such sales will usually be required at a time when Bonds would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption of the Units may be more or less than the amount paid by the Holder.

     The right of redemption may be suspended and payment postponed for any period (1) during which the New York Stock Exchange, Inc. is closed other than for customary weekend and holiday closings, or (2) during which, as determined by the Securities and Exchange Commission, (a) trading on that Exchange is restricted or (b) an emergency exists as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or (3) for such other periods as such Commission may by order permit.

     Certain Bonds may provide for redemption at par prior to optional or mandatory redemption dates, for example, if proceeds are not able to be used as contemplated, the project is condemned or the project is destroyed and insurance proceeds are used to redeem the Bonds. Some of the Bonds have mandatory sinking funds which contain optional provisions permitting the issuer to increase the number of Bonds called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units (including any applicable sales charge). Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units (including any applicable sales charge). Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Holders the principal amount and any premium received on such redemption. The estimated current return in this event may be affected by such redemptions. The tax effect on Holders of such redemptions and resultant distributions is described under Description of the Trust - Taxes.

COMPUTATION OF REDEMPTION PRICE PER UNIT

     The Redemption Price per Unit is computed by the Trustee as of the Evaluation Time on each December 31 (or the last Business Day prior thereto), on any day on which the New York Stock Exchange is open, as of the Evaluation Time, next following the tender of any Unit for redemption, and on any other Business Day desired by the Trustee or the Sponsor, by adding (a) the aggregate bid side evaluation of the Bonds, (b) cash on hand in the Trust (other than cash covering contracts to purchase Bonds), (c) accrued and unpaid interest on the Bonds as of the date of computation and (d) all other assets of the Trust; deducting therefrom the sum of (x) taxes or other governmental charges against the Trust not previously deducted, (y) accrued fees and expenses of the Trustee (including legal and auditing expenses), of the Sponsor, of the Evaluator and of counsel, and certain other expenses and (z) cash held for distribution to Holders of record as of a date prior to the evaluation and cash being held for Unit redemption; and dividing the result by the number of Units outstanding as of the date of computation.

     The aggregate current bid price evaluation of the Bonds shall be determined by the Evaluator in the following manner: If the Bonds are traded on the over-the-counter market, such evaluation shall generally be based on the closing sale prices on the over-the-counter market (unless the Evaluator deems such prices inappropriate as a basis for evaluation) or if no such closing sale prices are available for any Bonds, (a) on the basis of current bid prices for the Bonds,
(b) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable securities, (c) by determining the value of the Bonds on the bid side of the market by appraisal or (d) by any combination thereof.


                               RIGHTS OF HOLDERS

CERTIFICATES

     Ownership of Units of the Trust is evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates may be issued in denominations of one or more Units and will bear appropriate notations on their faces indicating which plan of distribution has been selected by the Holder. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and/or accompanied by a written instrument or instruments of transfer. Although no such charge is presently made or contemplated, the Trustee may require a Holder to pay $2.00 for each Certificate reissued or transferred and any governmental charge that may be imposed in connection with each such transfer or interchange. Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred.

INTEREST AND PRINCIPAL DISTRIBUTIONS

     Interest received by the Trust is credited by the Trustee to an Interest Account and a deduction is made to reimburse the Trustee without interest for any amounts previously advanced. Proceeds representing principal received from the maturity, redemption, sale or other disposition of the Bonds are credited to a Principal Account.

     Distributions to each Holder from the Interest Account are computed as of the close of business on each Record Date for the following Payment Date and consist of an amount substantially equal to one-twelfth or one-half of such Holder's pro rata share of the Estimated Net Annual Interest Income in the Interest Account, depending upon the applicable plan of distribution. Distributions from the Principal Account (other than amounts representing failed contracts, as previously discussed) will be computed as of each semi-annual Record Date, and will be made to the Holders on or shortly after the next semi-annual Payment Date. Proceeds representing principal received from the disposition of any of the Bonds between a Record Date and a Payment Date which are not used for redemptions of Units will be held in the Principal Account and not distributed until the second succeeding semi-annual Payment Date. Persons who purchase Units between a Record Date and a Payment Date will receive their first distribution on the second Payment Date after such purchase.

     Because interest payments are not received by the Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of a given Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee will advance sufficient funds, without interest, as may be necessary to provide interest distributions of approximately equal amounts. All funds in respect of the Bonds received and held by the Trustee prior to distribution to Holders may be of benefit to the Trustee and do not bear interest to Holders. The Trustee is entitled to the benefit of any reasonable cash balance in the Income and Principal Accounts.

     As of the first day of each month, the Trustee will deduct from the Interest Account, and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under Trust Expenses and Charges). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

     The estimated monthly or semi-annual interest distribution per Unit will initially be in the amounts shown under Investment Summary and will change and may be reduced as Bonds mature or are redeemed, exchanged or sold, or as expenses of the Trust fluctuate. No distribution need be made from the Principal Account until the balance therein is an amount sufficient to distribute $1.00 per Unit.

DISTRIBUTION ELECTIONS

     Interest is paid to investors according to a monthly or semi-annual interest distribution plan. Record Dates for monthly interest distributions are the first day of each month and the first day of June and December for semi-annual distributions. Payment Dates will be the fifteenth day of each month following the respective Record Dates.

     Holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Every October, the Trustee will furnish each Holder with a card to be returned to the Trustee on or before November 1 of such year. When a Holder who desires to change his current distribution plan returns his card and Certificate to the Trustee, the change will take effect December 2. If the card and a Certificate are not returned to the Trustee, the Holder will be deemed to have elected to continue with the plan previously selected for the following 12 months.

REPORTS AND RECORDS

     The Trustee shall furnish Holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each fiscal year (December
31), the Trustee will furnish to each person who at any time during the calendar year was a Holder of record, a statement showing (a) as to the Interest Account: interest received (including any earned original issue discount and amounts representing interest received upon any disposition of Bonds), amounts paid for redemptions of Units, if any, distributions paid, deductions for applicable taxes and fees and expenses of the Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last Business Day of such calendar year; (b) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing accrued interest), distributions paid, deductions for payments of applicable taxes and fees and expenses of the Trust, amounts paid for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last Business Day of such calendar; (c) a list of the Bonds held and the number of Units outstanding on the last Business Day of such calendar year; (d) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (e) amounts actually distributed to Holders during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last Business Day of such calendar year.

     The Trustee shall keep available for inspection by Holders at all reasonable times during business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Holders, Certificates issued or held, a current list of Bonds in the Trust and a copy of the Trust Agreement.


                              TRUST ADMINISTRATION

PORTFOLIO SUPERVISION

          The Sponsor may direct the Trustee to dispose of Bonds upon (i) default in payment of principal or interest on such Bonds, (ii) institution of certain legal proceedings with respect to the issuers of such Bonds, (iii) breach or default under indenture or other documents adversely affecting debt service on or impairing the sound investment character of such Bonds, (iv) default in payment of principal or interest on other obligations of the same issuer or guarantor, (v) with respect to revenue Bonds, decline in revenues and income of any facility or project below the estimated levels calculated by proper officials charged with the construction or operation of such facility or project, that in the opinion of the Sponsor would make the retention of such Bonds in the Trust detrimental to the interests of the Holders or (vi) decline in price or the occurrence of other market or credit factors that in the opinion of the Sponsor would make the retention of such Bonds in the Trust detrimental to the interests of the Holders. If a default in the payment of principal of or interest on any of the Bonds occurs and if the Sponsor fails to instruct the Trustee to sell or hold such Bonds, the Trust Agreement provides that the Trustee may sell such Bonds. The Trustee shall not be liable for any depreciation or loss by reason of any sale of Bonds or by reason of the failure of the Sponsor to give directions to the Trustee.

          The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new Bonds in exchange or substitution for any Bonds pursuant to a refunding or refinancing plan, or an exchange offer therefor, or tenders of Bonds for sinking fund or other cash redemption except that the Sponsor may instruct the Trustee to accept or reject any offer or to take any other action with respect thereto as the Sponsor may deem proper if (a) the issuer is in default with respect to these Bonds or (b) in the written opinion of the Sponsor the issuer will probably default with respect to these Bonds in the reasonably foreseeable future. Any Bonds so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of Bonds in exchange or substitution for underlying Bonds, the Trustee is required to mail notice thereof to each holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by the Trust of any securities other than the Bonds initially deposited is prohibited.

AMENDMENT AND TERMINATION OF TRUST AGREEMENT

          The Trust Agreement may be amended by the Trustee, the Sponsor and the Evaluator without the consent of any of the Holders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Holders.

          The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent of the Holders of Certificates evidencing 66 2/3% of the Units then outstanding for the purpose of modifying the rights of Holders; provided that no such amendment or waiver shall reduce any Holder's interest in the Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the Holders of all Certificates. The Trust Agreement may not be amended, without the consent of the Holders of all Certificates then outstanding, to increase the number of Units issuable or to permit the acquisition of any bonds in addition to or in substitution for those initially deposited in the Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Holders, in writing, of the substance of any such amendment.

          The Trust Agreement provides that the Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Bonds held in the Trust but in no event is it to continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Trust Agreement. If the value of the Trust shall be less than the Minimum Amount of Trust set forth under Investment Summary, the

Trustee may, in its discretion, and shall when so directed by the Sponsor, terminate the Trust. The Trust may also be terminated at any time with the consent of the Holders of Certificates representing 51% of the Units then outstanding. In the event of termination, written notice thereof will be sent by the Trustee to all Holders. Within a reasonable period after termination, the Trustee must sell any Bonds remaining in the Trust, and, after paying all expenses and charges incurred by the Trust, distribute to each Holder, upon surrender for cancellation of his Certificate for Units, his pro rata share of the Interest and Principal Accounts.

THE SPONSOR

          Herbert J. Sims & Co., Inc., 1221 Post Road East, Westport, Connecticut 06880 ("Sims"), is a New York corporation established in 1935.
Sims, an investment banking and securities broker-dealer firm, is a member of the National Association of Securities Dealers, the Securities Industry Association, the Public Securities Association, and the Securities Investor Protection Corporation, and is a wholly-owned subsidiary of Teksys Corporation, a privately owned holding company organized as a Delaware corporation with a principal office at the same location as Sims' principal office. William B. Sims, the President of Sims, is a controlling person of Sims as a result of his ownership of over 90% of the outstanding shares of Teksys Corporation. Sims is registered with the Securities and Exchange Commission. Sims executes orders for the purchase and sale of securities of investment companies and sells securities to such companies in its capacities as brokers or dealers in securities.

          The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Holders, for taking any action or refraining from any action in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor.

          If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (a) appoint a successor Sponsor; (b) terminate the Trust Agreement and liquidate the Trust; or (c) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.

THE TRUSTEE

          The Trustee is Chase Manhattan Bank, N.A., with its principal unit investment trust office at Four New York Plaza, New York, New York 10004 (800) 428-8890. The Trustee is subject to supervision and examination by the Superintendent of Bonds of the state of New York of the Company, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. The Trustee was formerly the United States Trust Company of New
York.

          The Trustee shall not be liable or responsible in any way for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, or for any disposition of any moneys, Bonds or Certificates in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by the initial evaluator or the Evaluator. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or the Trust which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds pursuant to the Trust Agreement.

          For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under Rights of Holders.

          The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Holders. In such an event the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Holder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all rights, powers, duties and obligations of the original Trustee shall vest in the successor.

          Any national banking association or corporation into which the Trustee may be merged or with which it may be consolidated, or any national banking association or corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a national banking association or banking corporation organized under the laws of the United

States or any State and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.

THE EVALUATOR

          The Evaluator is Herbert J. Sims & Co., Inc.

          The Trustee, the Sponsor and the Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Holders for errors in judgment, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          The Evaluator may resign or may be removed by the Sponsor and Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the resigning Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                           TRUST EXPENSES AND CHARGES

          At no cost to the Trust, the Sponsor has borne all the expenses of creating and establishing the Trust, including the cost of initial preparation and execution of the Trust Agreement, registration of the Trust and the Units under the Investment Company Act of 1940 and the Securities Act of 1933, initial preparation and printing of the Certificates, the evaluation fees during the initial public offering, legal expenses, advertising and selling expenses, expenses of the Trustee including, but not limited to, an amount equal to interest on certain "when issued" bonds since the date of settlement for the Units, initial fees and other out-of-pocket expenses. The Sponsor will not charge the Trust a fee for its services as such.

          The Sponsor will receive for portfolio supervisory services to the Trust an annual fee on or before the first payment date after the conclusion of each calendar year in the amount set forth under Investment Summary. The Sponsor's fee may exceed the actual cost of providing portfolio supervisory services for this Trust, but at no time will the total amount received for portfolio supervisory services rendered to all series of the American Association of Homes for the Aging Tax-Free Trust in any calendar year exceed the aggregate cost to the Sponsor of supplying such services in such year. (See Portfolio Supervision.)

          The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth under Investment Summary. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see Trust Administration and Rights of Holders.


          The Evaluator will receive for each daily evaluation of the Bonds in the Trust a fee in the amount set forth under Investment Summary. The Evaluator's fee may exceed the actual cost of providing evaluation of the Bonds in the Trust, but at no time will the total amount received by the Evaluator for services rendered to all series of the Trust in any calendar year exceed the aggregate cost to the Evaluator of supplying such services in such year. For the period ended September 30, 1996, Herbert J. Sims & Co., Inc., as Evaluator and Sponsor of the Trust, received fees for evaluation of the Bonds and for portfolio supervisory services of $260.00 and $766.25, respectively. Total fees and sales charges received by Herbert J. Sims & Co., Inc. during such period were approximately $4,325.69. (See Financial Statements.)

          The Trustee's and Evaluator's fees are payable monthly as of the Record Date from the Interest Account to the extent funds are available and then from the Principal Account. Both fees may be increased without approval of the Holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent".

          The following additional charges are or may be incurred by the Trust: all expenses (including counsel fees) of the Trustee incurred and advances made in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, or without reckless disregard of its duties, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liabilities and expenses incurred in acting as Sponsor of the Trust without gross negligence, bad faith or willful misconduct on its part; and all taxes and other governmental charges imposed upon the Bonds or any part of the Trust (no such taxes or charges are being levied, made, or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fees, when paid by or owing to the Trustee are secured by a first lien on the Trust. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.

          The accounts of the Trust shall be audited not less than annually by independent auditors selected by the Sponsor. The expenses of the audit shall be an expense of the Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.50 per Unit. Holders covered by the audit during the year may receive a copy of the audited financials upon request.


                                 MISCELLANEOUS

          LEGAL OPINION - The legality of the Units originally offered has been passed upon by Ballard Spahr Andrews & Ingersoll, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103-7599, as special counsel for the Sponsor. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005 acts as counsel for the Trustee.

          INDEPENDENT AUDITORS - The financial statements of the Trust, including the Portfolio of the Trust, included in this Prospectus have been audited by Ernst & Young LLP independent auditors, as stated in their report appearing herein. The financial statements referred to above are included in reliance upon their report given upon the authority of such firm as experts in accounting and auditing.


                              DESCRIPTION OF BOND RATINGS/*/


FITCH INVESTORS SERVICE, INC.

          The Fitch Bond Rating provides a guide to investors in determining the investment risk attached to a security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue.

          Fitch Bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength of the issuer.

          Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

          In assessing credit risks, Fitch Investors Service relies on current information furnished by the Issuer and/or guarantor and other sources


-----------------------

/*/  As described by the rating agencies.

which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

          Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

          AAA rated bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA rated bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

          A rated bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

          BB rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

          B rated bonds are considered highly speculative. Bonds in this class are lightly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

          CCC rated bonds may have certain characteristics which, with the passing of time, could lead to the possibility of default on either principal or interest payments.

          CC rated bonds are minimally protected. Default in payment of interest and/or principal seems probable.

          C rated bonds are in actual or imminent default in payment of interest or principal.

          DDD, DD, D rated bonds are in default and in arrears in interest and/or principal payments. Such bonds are extremely speculative and should be valued only on the basis of their value in liquidation or reorganization of the obligor.


                            Plus (+) Minus (-) Signs
         ______________________________________________________________

            These signs are used after a rating symbol to designate
           the relative position of a credit within the rating grade. The + and - signs are carried in ratings from "AA" to BB".
         ______________________________________________________________

NR            -  indicates that either Fitch has not been requested to rate the specific issue or that a review of the rating has not taken place within Fitch's current schedule for updating ratings.

SUSPENDED     -  a rating is suspended when Fitch deems the amount of
               information available from the issuer to be inadequate for rating purposes. A rating may also be suspended when situations arise such as certain types of litigation, governmental actions or environmental concerns, the outcome of which is uncertain but has the potential to cause a serious adverse impact on an issuer's current or future financial condition.

WITHDRAWN     -  a rating is withdrawn at Fitch's discretion when an issuer fails to furnish proper and timely information, when an issue matures, is called or refinanced, or when it does not appear in the best interests of the investor for Fitch to maintain a rating.

CONDITIONAL   -  a conditional rating assumes the timely and successful
               completion of the project being financed by the debt securities being rated and indicates that the payment of debt service requirements is largely, or entirely dependent upon the successful completion of the project. In addition, in the case of a start-up facility the rating may also indicate that the payment of the debt service requirements is dependent upon the achievement of a level of operations consistent with that forecast in the feasibility study.

STANDARD & POOR'S

     A brief description of the applicable Standard & Poor's rating symbols and their meanings is as follows:

     A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

     A bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

     The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

     The ratings are based, in varying degrees, on the following considerations:

         I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

        II.  Nature of and provisions of the obligation.

       III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE

     A brief description of the applicable Moody's Investors Service's rating symbols and their meanings is as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometimes in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to changes in economic circumstances. Aside from occasional speculative factors and the aforementioned economic circumstances applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa and A obligations during periods of economic normalcy, except in instances of oversupply.

     Those bonds in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A1 and Baa1. Other A bonds comprise the balance of the group. These rankings (1) designate the bonds which offer the maximum in security within their quality group, (2) designate bonds which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offering in the market place.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     NR  -  Indicates that the Security is not rated.

     Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                              UNDERWRITING ACCOUNT

     The names and addresses of the Underwriters and their several interests in the Underwriting Account are:

Herbert J. Sims & Co., Inc.
1221 Post Road East
Westport, Connecticut 06880
                                                                          100%

________________________________________________________________________

                                   PROSPECTUS
________________________________________________________________________

THIS PROSPECTUS DOES NOT CONTAIN ALL OF THE INFORMATION WITH RESPECT TO THE INVESTMENT COMPANY SET FORTH IN ITS REGISTRATION STATEMENT AND EXHIBITS RELATING THERETO WHICH HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

________________________________________________________________________

           AMERICAN ASSOCIATION OF HOMES FOR THE AGING TAX-FREE TRUST
                              HIGH INCOME SERIES 1

                                     INDEX
              ___________________________________________________
                                                     Page
                                                     ----
                    Investment Summary...............  4
                    Description of the Trust......... 12
                    Public Sale of Units............. 33
                    Market for Units................. 34
                    Redemption....................... 34
                    Rights of Holders................ 36
                    Trust Administration............. 39
                    Trust Expenses and Charges....... 43
                    Miscellaneous.................... 45
                    Description of Bond Ratings...... 45
                    Underwriting Account............. 50
                    Independent Auditors' Report,
                     Financial Statements, Notes
                     and Trust Portfolio............. 51
              ____________________________________________________

SPONSOR AND EVALUATOR:             INDEPENDENT AUDITORS:

Herbert J. Sims & Co., Inc.        Ernst & Young LLP
1221 Post Road East                787 7th Avenue
Westport, CT  06880                New York, NY  10019
(203) 221-5000

                                   TRUSTEE:


                                   Chase Manhattan Bank, N.A.
                                   Four New York Plaza
                                   New York, New York  10004
                                   Attention:  Unit Investment Trust
                                               Division
________________________________________________________________________

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS WITH RESPECT TO THIS INVESTMENT COMPANY NOT CONTAINED IN THIS PROSPECTUS; AND ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF ANY OFFER TO BUY, SECURITIES IN ANY STATE TO ANY PERSON WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

_________________________________________________________________________

                            Financial Statements and
                           Supplementary Information

                  American Association of Homes for the Aging
                      Tax-Free Trust, High Income Series 1

                          Year ended December 31, 1996
                      with Report of Independent Auditors

                  American Association of Homes for the Aging
                      Tax-Free Trust, High Income Series 1

                            Financial Statements and
                           Supplementary Information

                          Year ended December 31, 1996



                                    CONTENTS

Report of Independent Auditors......................   1

Financial Statements and Supplementary Information

Statement of Net Assets.............................   2
Statements of Operations............................   3
Statements of Changes in Net Assets.................   4
Notes to Financial Statements.......................   5
Portfolio...........................................   8
Footnotes to Portfolio..............................  10


                         Report of Independent Auditors

The Sponsor, Trustee and Certificateholders
American Association of Homes for the Aging
Tax-Free Trust, High Income Series 1

We have audited the accompanying statement of net assets of American Association of Homes for the Aging Tax-Free Trust, High Income Series 1, including the portfolio, as of December 31, 1996, and the related statements of operations and changes in net assets for each of the three years in the period then ended and the supplementary information (see Note 6) for the periods indicated therein. These financial statements and supplementary information are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and supplementary information. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the trustee. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of American Association of Homes for the Aging Tax-Free Trust, High Income Series 1 at December 31, 1996, the results of its operations and changes in its net assets for each of the three years in the period then ended, and the supplementary information for the indicated periods, in conformity with generally accepted accounting principles.


                                                          /s/ ERNST & YOUNG LLP
                                                              ERNST & YOUNG LLP



New York, New York
April 21, 1997

                  American Association of Homes for the Aging
                      Tax-Free Trust, High Income Series 1

                            Statement of Net Assets

                               December 31, 1996


Investments in marketable securities,
 at value (cost $2,894,262) (Note 1b                          $3,072,196
 and Portfolio Footnote 4)
Excess of other assets over total liabilities                    130,223
                                                              ----------
Net assets (4,050 Units of fractional
 undivided interest outstanding,
 $790.72 per Unit) (Note 5)                                   $3,202,419
                                                              ==========


See notes to financial statements.

                  American Association of Homes for the Aging
                      Tax-Free Trust, High Income Series 1

                            Statements of Operations



                                               YEAR ENDED DECEMBER 31
                                             1996       1995        1994
                                        ----------------------------------
Investment income (Note 1):
 Interest income                           $274,745    $315,385  $ 336,304
                                        ----------------------------------
Expenses (Note 2):
 Evaluator's fees                               520         650        480
 Auditor's fees                               2,025       2,025      2,025
 Trustee's and sponsor's fees                 3,707       7,185      4,164
                                        ----------------------------------
Total expenses                                6,252       9,860      6,669
                                        ----------------------------------
Investment income, net                      268,493     305,525    329,635
                                        ----------------------------------

Realized gain (loss) on bonds sold or
 called (Note 1b)                             2,030      50,386        480
Unrealized (depreciation) appreciation
 for the period (Note 1b)                   (72,493)     20,017   (126,244)
                                        ----------------------------------
Net gain (loss) on investments              (70,463)     70,403   (125,764)
                                        ----------------------------------
Net increase in net assets resulting
 from operations                           $198,030    $375,928  $ 203,871
                                        ==================================


See notes to financial statements.

                  American Association of Homes for the Aging
                      Tax-Free Trust, High Income Series 1

                      Statements of Changes in Net Assets


                                                   YEAR ENDED DECEMBER 31
                                              1996          1995          1994
                                        -----------------------------------------
OPERATIONS
Investment income, net                     $  268,493    $  305,525    $  329,635
Realized gain (loss) on bonds
 sold or called                                 2,030        50,386           480
Unrealized appreciation (depreciation)
 for the period                               (72,493)       20,017      (126,244)
                                        -----------------------------------------
Net increase in net assets resulting
 from operations                              198,030       375,928       203,871
                                        -----------------------------------------

DISTRIBUTIONS (NOTE 3)
Investment income, net                        262,347       309,504       325,475
Principal                                                   734,387         5,022
                                        -----------------------------------------
Total distributions                           262,347     1,043,891       330,497
                                        -----------------------------------------

Total (decrease) increase                     (64,317)     (667,963)     (126,626)
Net assets at beginning of year             3,266,736     3,934,699     4,061,325
                                        -----------------------------------------
Net assets at end of year (including
 undistributed net investment income of
 $151,802, $145,656 and $149,635,
 respectively)                             $3,202,419    $3,266,736    $3,934,699
                                        =========================================


See notes to financial statements.

                  American Association of Homes for the Aging
                     Tax-Free Trust, High Income Series 1

                         Notes to Financial Statements


                               December 31, 1996



1. American Association of Homes for the Aging Tax-Free Trust, High Income Series 1 (the "Trust") was organized on March 10, 1988 under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. Herbert J. Sims & Co., Inc. is the Trust's sponsor and evaluator. The significant accounting policies of the Trust include the following:

  A. BASIS OF PRESENTATION

     The Trust maintains its books on the cash basis; the accompanying financial statements have been adjusted to record the unrealized appreciation (depreciation) of investments and to record interest income and expenses on the accrual basis.

     The discount on the zero-coupon bond held by the Trust is being amortized by the interest method over the life of the bond. The amortization of such discount is included in interest income; however, it will not become distributable until realized in cash upon maturity or sale of the respective bonds.

  B. INVESTMENTS IN TAX-EXEMPT BONDS

     Investments are carried at value which is determined by the Evaluator based upon the bid prices for the bonds at the end of the year. The difference between cost (including accumulated amortization of original issue discount on zero-coupon bonds) and value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

  C. INCOME TAXES

     No provision for federal income taxes has been made in the accompanying financial statements because the Trust is not an association taxable as a corporation.

2. The fees and expenses of the Trust are incurred and paid on the basis set forth under the caption "Trust Expenses and Charges" in the Prospectus.

3. The Trust Indenture and Agreement provides for net investment income to be distributed as often as monthly, depending upon the distribution plan elected by the Certificateholders. Because interest payments are not received by the Trust at a constant rate throughout the year, interest distributions may be more or less than the amount of money received. In order to minimize fluctuations in the distributions

                  American Association of Homes for the Aging
                     Tax-Free Trust, High Income Series 1

                   Notes to Financial Statements (continued)


3.(CONTINUED)

  resulting from such variances, the Trustee is required by the Trust Indenture and Agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed, without interest, for any such advances from funds subsequently received.

  The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of Units, distributed to Certificateholders on the basis set forth under the caption "Rights of Holders--Interest and Principal Distributions" in the Prospectus.

4. The Trust Indenture and Agreement also requires the Trust to redeem Units tendered at a price computed on the basis set forth under the caption "Redemption" in the Prospectus. No Units have been redeemed since the Date of Deposit (March 10, 1988).

5. At December 31, 1996, the net assets of the Trust represented the interests of Certificateholders as follows:


Original cost to Certificateholders        $3,971,735
  Less initial gross underwriting
   commission                                (178,727)
                                           ----------
                                            3,793,008
  Cost of bonds called                       (922,368)
  Net unrealized appreciation                 177,934
  Undistributed net investment income         151,802
  Undistributed principal from bond
   transactions                                 2,043
                                           ----------
  Total                                    $3,202,419
                                           ==========

 The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 4,050 Units of fractional undivided interest of the Trust as of the Date of Deposit (March 10, 1988), computed on the basis set forth under the caption "Public Sales of Units--Public Offering Price" in the Prospectus, except that the offer side rather than the bid side was used.

 Undistributed net investment income includes accumulated amortization of original issue discount of $23,625.

                  American Association of Homes for the Aging
                     Tax-Free: Trust, High Income Series 1

                   Notes to Financial Statements (continued)


6. SUPPLEMENTARY INFORMATION

 Selected data for a unit of the Trust outstanding throughout the period follows (*):


                                                                        YEAR ENDED DECEMBER 31
                                1996       1995         1994         1993       1992       1991        1990      1989       1988**
                           --------------------------------------------------------------------------------------------------------
Interest income                $ 67.84   $  77.87   $   83.04    $   83.32     $ 84.71    $ 83.12     $ 84.80   $ 88.15     $ 71.43
Expenses                         (1.54)     (2.43)      (1.65)       (1.75)      (1.62)     (1.60)      (1.96)    (2.05)      (1.51)
                           --------------------------------------------------------------------------------------------------------

Investment income, net           66.30      75.44       81.39        81.57       83.09      81.52       82.84     86.10       69.92
Income distributions            (64.78)    (76.42)     (80.36)      (80.77)     (80.58)    (81.99)     (84.37)   (85.62)     (35.77)

Principal distributions              -    (181.33)      (1.24)      (13.09)          -     (14.16)      (9.95)    (4.93)          -
Realized gain (loss) on
 bond called                       .50      12.44         .12         (.89)      (2.31)    (12.24)       (.11)     (.05)          -
Net unrealized gain (loss)
on investments                   17.90       4.94      (31.18)       58.98       27.95      29.73      (54.99)    29.25       (2.88)
                           --------------------------------------------------------------------------------------------------------
Increase (decrease) in net
 asset value                    (15.88)   (164.93)     (31.27)       45.80       28.15       2.86      (66.58)    24.75       31.27

Net asset value, beginning
of the period                   806.60     971.53    1,002.80       957.00      928.85     925.99      992.57    967.82      936.55
                           --------------------------------------------------------------------------------------------------------
Net asset value, end of
 the period, including
 distributable funds           $790.72   $ 806.60   $  971.53    $1,002.80     $957.00    $928.85     $925.99   $992.57     $967.82
                           ========================================================================================================

  * Per unit data is based on the average units outstanding during the period. ** From date of deposit (March 10, 1988) to December 31, 1988.

                  American Association of Homes for the Aging

                      Tax-Free Trust, High Income Series 1

                                   Portfolio

                               December 31, 1996


                                                                                                            REDEMPTION
                AGGREGATE                                                                                 FEATURE (2)S.F.--
    PORTFOLIO   PRINCIPAL                                              RATINGS (1)  COUPON     DATE OF      SINKING FUND
    ITEM NO.     AMOUNT        NAME OF ISSUER AND TITLE OF BOND        (UNAUDITED)   RATE    MATURITY (2) REF.--REFUNDING  VALUE (4)
------------------------------------------------------------------------------------------------------------------------------------

       1        $760,000    New Jersey Health Care Facilities              BBB*     8.500%    7/01/2011  7/01/00 @ 100 S.F. $769,500
                            Financing Authority, First Mortgage
                            Revenue Refunding Bonds, Cadbury
                            Corporation Issue, Series B

       2          25,000    County of Franklin, Ohio, Hospital              NR      8.750     7/01/1999  None                 26,125
                            Facilities Mortgage Revenue Refunding
                            Bonds, 1987 Series A (Ohio Presbyterian
                            Retirement Services)

       3         300,000    County of Franklin, Ohio, Hospital              NR      9.000     7/01/2010  7/01/00 @ 100 S.F.  313,500
                            Facilities Mortgage Revenue Refunding
                            Bonds, 1987 Series A (Ohio Presbyterian
                            Retirement Services)

       4          25,000    Connecticut Development Authority, First        NR      8.800     4/01/2007  4/01/00 @ 100 S.F.   25,281
                            Mortgage Gross Revenue Health Care
                            Project Bonds (Pomperaug Woods Inc. Project--
                            1987 Series)

       5         100,000    Connecticut Development Authority, First        NR      8.875     4/01/2017  4/01/08 @ 100 S.F.  101,125
                            Mortgage Gross Revenue Health Care Project
                            Bonds (Pomperaug Woods Inc. Project--1987
                            Series)

       6          25,000    Connecticut Development Authority, First        NR     10.000(3) 12/01/2015 12/01/03 @ 100 S.F.   28,188
                            Mortgage Gross Revenue Health Care Project
                            Bonds (The Lutheran Home of Southbury, Inc.
                            Project--1985 Series)

                  American Association of Homes for the Aging

                      Tax-Free Trust, High Income Series 1

                             Portfolio (continued)

                               December 31, 1996

                                                                                                             REDEMPTION
                AGGREGATE                                                                                 FEATURE (2)S.F.--
    PORTFOLIO   PRINCIPAL                                              RATINGS (1)  COUPON     DATE OF      SINKING FUND
    ITEM NO.     AMOUNT        NAME OF ISSUER AND TITLE OF BOND        (UNAUDITED)   RATE    MATURITY (2) REF.--REFUNDING  VALUE (4)
------------------------------------------------------------------------------------------------------------------------------------

       7        $800,000    Massachusetts Industrial Finance Agency       BBB*     10.250%   1/01/2018  1/01/06 @ 100 S.F. $872,000
                            First Mortgage Revenue Bonds (Brookhaven
                            at Lexington Retirement Community--1988
                            Issue)

       8          20,000    New Hope Foundation of Indiana, Inc.,          NR       8.500    6/01/2007  None                 20,540
                            Indianapolis, Indiana (an Indiana
                            Nonprofit Corporation), Health Care
                            Facilities First Mortgage Gross Revenue
                            Bonds, Series 1977

       9         800,000    County of Pike, Ohio, Hospital Facilities      NR       9.875    7/01/2017  7/01/08 @ 100 S.F.  870,000
                            Revenue Bonds, Series 1987 (National Church
                            Residences)

      10         250,000    Rhode Island Health and Educational Building   NR       0.000   11/01/2017  None                 45,937
                            Corporation, Higher Education Facility
                            Project Revenue Bonds, Providence College Issue,
                            Series 1987
              ----------                                                                                                 ----------
              $3,105,000                                                                                                 $3,072,196
              ==========                                                                                                 ==========

                  American Association of Homes for the Aging
                      Tax-Free Trust, High Income Series 1

                             Footnotes to Portfolio

                               December 31, 1996


(1) All ratings are by Standard & Poor's Corporation except for those identified by an asterisk (*), which are rated by Fitch Investors Service. A brief description of the rating symbols and their meanings is set forth under the caption "Description of Bond Ratings" in the Prospectus. For concentration of credit risk see "Special Considerations" in the Prospectus.

(2) See "Redemptions" in the Prospectus for an explanation of redemption features. See "Taxes" in the Prospectus for a statement of the federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a Bond.

(3) This bond had been paying interest at 9.90% in 1991 and prior. The rate was adjusted in 1991 resulting in additional interest income of $25 annually.

(4) At December 31, 1994, the net unrealized appreciation of all the tax-exempt bonds was comprised of the following:



Gross unrealized appreciation     $178,385
Gross unrealized depreciation         (451)
                               -----------
Net unrealized appreciation       $177,934
                               ===========

(5) The annualized interest income from the Portfolio (excluding amortization of original issue discount on zero-coupon bonds) at December 31, 1996 is $270,063.

                                    PART II

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement on Form S-6 comprises the following papers and documents:

     The Facing Sheet of Form S-6.
     The Prospectus consisting of __ pages.
     Signatures.
     Consent of attorneys (consent of counsel to the Depositor is included in Exhibit 8.1) and independent auditors.

The following exhibits:

     1.1 -- Trust Indenture and Agreement.

            Incorporated by reference to Exhibit 1.1 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-6, File No. 33-15907, filed with the Commission on March 10, 1988.

     2.1 -- Reference Trust Agreement.

            Incorporated by reference to Exhibit 2.1 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-6, File No. 33-15907, filed with the Commission on March 10, 1988.

     3.1 -- Form of Certificate of Ownership.

            Incorporated by reference to Exhibit 3.1 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-6, File No. 33-15907, filed with the Commission on March 10, 1988.

     4.1 -- Underwriting Agreement.

            Incorporated by reference to Exhibit 4.1 to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form S-6, File No. 33-15907, filed with the Commission on March 10, 1988.

     5.1 -- Agreement Among Underwriters.  Omitted.

     6.1 -- Articles of Incorporation of Herbert J. Sims & Co., Inc., as amended are incorporated by reference to Exhibit 6.1 to Registrant's Registration Statement on Form S-6, File No. 33-15907, filed with the Commission on July 20, 1987.

     7.1 -- By-Laws of Herbert J. Sims & Co., Inc. are incorporated by reference to Exhibit 7.1 to Registrant's Registration Statement on Form S-6, File No. 33-15907, filed with the Commission on July 20, 1987.

     8.1 -- Consent of Ballard, Spahr, Andrews & Ingersoll.

     9.1 -- Information as to Officers, Directors and Affiliated persons of Herbert J. Sims & Co., Inc.

    10.1 -- Certain Information as to Principal Underwriters.

    11.1 -- Financial Statements of Herbert J. Sims & Co., Inc.

    12.1 -- Powers of Attorney.

            Incorporated by reference to Exhibit 12.1 to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form S-6, File No. 33-15907, filed with the Commission on April 30, 1993.

    13.1 -- Consent of Independent Auditors.

    14.1 -- Representation of Counsel Pursuant to Rule 485(b) under the Securities Act of 1933.

    15.1 -- Securities Dealer Blanket Bond.

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following officers and directors of Herbert J. Sims & Co., Inc., the Sponsor of the registrant, in the capacities and on the dates indicated.

Signature          Title      Date
---------          -----      ----


/s/ William B. Sims      President             April 30, 1997
---------------------    (Chief Executive
William B. Sims          Officer)



/s/ Genevieve R. Freda   Secretary and         April 30, 1997
----------------------   Treasurer
Genevieve R. Freda       (Principal Financial
                         Officer and Principal
                         Accounting Officer)



/s/ William B. Sims      Director              April 30, 1997
---------------------
William B. Sims


*/s/ Rena J. Sims        Director              April 30, 1997
---------------------
Rena J. Sims


/s/ Genevieve R. Freda   Director              April 30, 1997
----------------------
Genevieve R. Freda



*Attorney-in-fact

                                   SIGNATURE



     Pursuant to the requirements of the Securities Act of 1933, the registrant, American Association of Homes for the Aging Tax-Free Trust, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Westport, and State of Connecticut, on the 30th day of April, 1997.


                                     AMERICAN ASSOCIATION OF HOMES
                                     FOR THE AGING TAX-FREE TRUST

                                     By: Herbert J. Sims & Co., Inc.,
                                         Depositor


[SEAL]

Attest:  /s/ Genevieve R. Freda     By: /s/ William B. Sims
         -----------------------        ----------------------
         Genevieve R. Freda,        William B. Sims,
         Secretary                  President
                                    Authorized Signatory

                               INDEX TO EXHIBITS


                         AMERICAN ASSOCIATION OF HOMES
                         FOR THE AGING TAX-FREE TRUST,
                             HIGH INCOME SERIES 1


         Exhibit
         -------

         99.8.1    --   Consent of Ballard Spahr Andrews
                        & Ingersoll.

         99.9.1    --   Information as to Officers, Directors and Affiliated
                        Persons of Herbert J. Sims & Co., Inc.

         99.10.1   --   Certain Information as to Principal
                        Underwriters.

         99.11.1   --   Financial Statements of Herbert J.
                        Sims & Co., Inc.

         99.13.1   --   Consent of Independent Auditors

         99.14.1   --   Representation of Counsel Pursuant
                        to Rule 485(b) under the Securities
                        Act of 1933.

         99.15.1   --   Securities Dealer Blanket Bond.